Exhibit 10.17

BASIC LEASE INFORMATION

The following Basic Information is incorporated into and made a part of this lease. Each reference in this lease to any of the Basic Lease Information shall mean the respective information set forth below and shall be construed to incorporate all of the terms provided under the particular lease paragraph(s) pertaining to such information. In the event of a conflict between any Basic Lease information and the lease, the lease shall control.

IDENTIFICATION DATE OF LEASE: 8/18/2008         X    New             Renewal             Expansion              Other

1.	Name of Building: Building I Address: 5300 Bee Cave Road. Austin, TX 78746

2.	Owner/Lessor: Sutton Blackacre, Ltd. Address: 5300 Bee Cave Road. Austin, TX 78746

3.	Suite Number: 100

4.	Usable SF: 4,006 Add-On Factor: 18% Rentable SF: 4,727

Total Bldg. SF: 15,000             Pro Rata Share: 31.513%

5.	Lessee Name: WhiteGlove House Call Health, Inc.

a)	Lessee is an individual(s), several individuals, a general partnership, a limited partnership,

X a corporation,              a joint venture,          a professional association,              sole proprietorship,

b)	Lessee Address for Notice: 5300 Bee Cave Road, Building I, Suite 100

c)	Lessee Contact Person: Phone: Fax:

d)	Lessee Taxpayer ID#:

6.	Lease Term: twenty-four (24) calendar months

Commencement Date:                                 9/1/08             Expiration Date: 8/31/10

Rent and Pass Thru Commencement Date: 9/1/08             Expiration Date: 8/31/10

7. Base Rent:	Term	Monthly Rent	Annual Rent psf of NRA
	From 9/1/08 To 8/31/09	$7,484.42	$19.00
	From 9/1/09 To 8/31/10	$7,878.33	$20.00

	Late Charge: 5% of monthly base rent. Date assessed: Five (5) days after due date.

8.	Expense Stop: 2008 Base Year Amount per square foot per year

(Subject to annual adjustment for actual expenses)

9. Parking:	Number of Reserved Spaces: 6	Rate Per Space $ 0.00 /month
	Number of Unreserved Spaces: 12	Rate Per Space $ 0.00 / month

10.	Security Deposit: Amount: $23,635.00 (an amount equal to last 3 months Base Rent)

11.	Tenant Finish Out Provisions:

a)	N/A As Is

b)	$ N/A /sq. ft. of net rentable area allowance

c)	$ N/A total allowance (actual amount)

d)	Amount of overage owed by Tenant $ N/A Payment Schedule: N/A

e)	Notes: See Exhibit E

12.	Special Conditions (Exhibit J)

a)	Current Financials received: X Yes No

b)	Consumer Report received: Yes No

c)	OT HVAC charge: Yes X No: $ 0.00 per hour per zone

d)	Notes: No other added special conditions.

13.	Guaranty Information

This lease         is X is not (check one) guaranteed by others. The name and title of each guarantor is shown below and on the signature page(s) at the end of this lease.

14.	Lessee Signature Requirements

Lessee is ( ) an individual(s), ( ) several individuals, ( ) a general partnership, ( ) a limited partnership, ( ) a joint venture, ( ) an unincorporated association, ( ) a professional association, ( ) sole proprietorship, or ( X ) a corporation (check one).

Such partnership, joint venture, unincorporated association, or corporation is organized or chartered under the laws of the State of Texas.

15.	Broker Information:

Basic Lease Information for WhiteGlove

a) Listing Broker Company and Agent:                  Matt Mathias & Co., Jerry Smith

b) Leasing Co-Broker Company and Agent:          Don Cox Company, Chris Oddo Broker

16.	This Basic Lease Information Form is a part of the above described lease.

17.	Signatures:

LESSOR	LESSEE

Sutton Blackacre, Ltd. By SDC, Inc.	WhiteGlove House Call Health, Inc.
Its General Partner, By Spertus Investments, L.L.C.	Printed name of company or firm
DBA, SDC Properties, Its Agent
Printed name of company or firm

Shannon Martinez	Robert Fabbio
Printed name of person signing	Printed name of person signing

/s/ Shannon Martinez	/s/ Robert Fabbio
Authorized Person’s Signature	Authorized Person’s Signature

President	CEO
Title of person signing	Title of person signing

20 Aug 2008	8/19/08
Date signed (must be filled in)	Date signed (must be filled in)

INDEX TO OFFICE LEASE

SUTTON BLACKACRE, LTD. (Lessor) and

WhiteGlove House Call Health, Inc. (Lessee)

SECTION	TITLE	Lease Page
1.1.	The Leased Premises	5
1.2.	Use	5
1.3.	Usable area	5
1.4.	Rentable area	5
2.1.	Base Rent and Additional Rents	5
3.1.	Date and place of payment	5
3.2.	Late payments	6
3.3.	Security deposit	6
4.1.	Term, commencement, and anniversary	6
4.2.	Acknowledgment of lease
4.3.	Delivery of possession
5.1.	Tenant finish-out	6
6.1.	Quiet possession	6
7.1.	Utilities and services by Lessor	7
7.2.	Utilities and services by Lessee	7
7.3.	Interruption of utilities or services	7
7.4.	Extra electricity	7
7.5.	Extra heating or air conditioning
8.1.	Maintenance and repairs by Lessor	7
8.2.	Maintenance and repairs by Lessee	8
8.3.	Telecommunications	8
9.1.	Access, keys, locks, and security	8
9.2.	Parking	8
10.1.	Occupancy, nuisance, and hazards	9
11.1.	Taxes	9
12.1.	Insurance	9
12.2.	Waiver of subrogation	9
12.3.	Indemnification	10
13.1.	Alterations by Lessee	10
13.2.	Americans with Disabilities Act	10
14.1.	Removal of property by Lessee	10
15.1.	Subletting and assignment	11
16.1.	Destruction by fire or other casualty	11
17.1.	Condemnation	11
18.1.	Default by Lessor	12
19.1.	Default by Lessee	12
20.1.	Lien for rent	14
21.1.	Attorney’s fees, interest, and other expenses	14
22.1.	Nonwaiver	14
23.1.	Building rules	14
24.1.	Transfer of ownership by Lessor	14
25.1.	Mortgages	14
26.1.	Surrender of premises	15
27.1.	Holding over	15
28.1.	Signs and building name	15
28.2.	Relocation of Lessee	15
29.1.	Notices	15
30.1.	Estoppel certificates	15

31.1.	Successors	16
31.2.	Leasing agent commissions	16
32.1	Building Operating Expenses	16
33.1.	Representations and warranties by Lessor	16
34.1.	Representations and warranties by Lessee	16
35.1.	Place of performance	16
36.1.	Miscellaneous	16
37.1.	Special conditions	17
38.1.	Exhibit list	17
39.1.	Lease dates and authority to sign	18

OFFICE LEASE

5300 BEE CAVE ROAD

This is a Lease Agreement made and entered into between Sutton Blackacre, Ltd., as “Lessor”, and WhiteGlove House Call Health. Inc., as “Lessee”, whether one or more.

1.1. THE LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the “Leased Premises” which consists of suite(s) 100, representing the Leased Premises outlined and shaded on the floor plan contained in Exhibit A. Such space is located in Building I (the “Building”) on a tract of land, legally described in Exhibit B. The street address of the Building is 5300 Bee Cave Road, Building I, Austin, Texas 78746.

(b) COMMON AREAS. During the term of this Lease, Lessee shall have the non-exclusive use right to use the “common area”, which consists of (1) the interior common area located in the Building, i.e., areas normally accessible to tenants such as the hallways, stairwells, elevators, lobby, restrooms, and snack bar areas, and (2) the exterior common area located outside the building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any), subject to paragraph 9.2 on parking.

1.2. USE. The Leased Premises may be used only for general office purposes and for those set forth below in Section 1.2. The name of Lessee’s business is WhiteGlove House Call Health. Inc., Whiteglove House Call Health, Inc. is a home health care provider with a staff of nurses that make off-site visits to clients. They will transport blood and possibly other bodily fluids/tissues to the office for preparation to then be transported to laboratories off-site for testing.

1.3. USABLE AREA. Lessee’s approximate “usable area” 4,006 square feet. The Leased Premises are outlined and shaded in Exhibit A. Such area is measured from the interior of the exterior walls and the exterior glass lines of the Building to the middle of the remaining perimeter walls of the Leased Premises.

1.4. RENTABLE AREA. Lessee’s approximate “rentable area” is 4,727 square feet. It consists of Lessee’s “usable area” as defined above, plus Lessee’s prorata share of the Building common areas as set forth 18%. Building common areas are defined as all corridors, restrooms, snack bars, Building equipment rooms, telephone closets, janitor closets, enclosed lobby, entrance areas, and other public areas in the Building, excluding elevator shafts, stairwells, vertical chases, and enclosed parking areas.

2.1. BASE RENT AND ADDITIONAL RENTS. Lessee shall pay to Lessor a monthly “Base Rent” specified in the Basic Lease Information #7 in the sum(s) specified in the Basic Lease Information #7. The monthly Base Rent is subject to adjustment as provided in paragraph 32.1. “Additional Rent” (representing Lessee’s prorata share of Building Operating Expenses over the Expense Stop) shall be paid in accordance with paragraph 32.1. Building Operating Expenses up to such expense stop amount shall be paid by Lessor. No Additional Rents shall be charged to Lessee for 2008.

3.1. DATE AND PLACE OF PAYMENT. The monthly rent shall be due on the first day of each calender month without demand for the months in the year 2008 The monthly rent and one-twelfth of Lessee’s Additional Rent, if any, under paragraph 32.1 shall be due on the first day of each calendar month without demand starting in the year 2009. Partial months shall be prorated. All rent and other sums are due in the county where the Building is located at the address designated by Lessor from time to time. All sums due by Lessee are without right of setoff or deduction. Monies mailed are considered timely paid only if received by Lessor by the due date; however rents postmarked one or more days before due date and received after the due date shall be considered as timely received by Lessor. Rent and late payment charges shall be paid without notice or demand. All other sums shall be due upon delivery of written notice in accordance with paragraph 29.1.

3.2. LATE PAYMENTS. If any rent payment or other sum due by Lessee to Lessor is received and accepted by Lessor later than five (5) days after its due date, Lessee shall pay a late charge of 5% of such rent payment or other sum plus 1% thereof for each day thereafter (for up to 15 days) until such rent or other sum is paid. Late charges shall be considered liquidated damages for Lessor’s time, inconvenience, and overhead (except for attorney’s fees and litigation costs) in collecting rent. Lessor’s acceptance of late rent or other sum shall not constitute permission for Lessee to pay the rent or other sum late thereafter and shall not constitute a waiver of Lessor’s remedies for subsequent late payments. Late payment charges are due immediately upon notice or demand. All payments shall be by check or money order on a local bank, not cash. For each returned check, Lessee shall pay all applicable bank charges incurred by Lessor plus $50.00. Payments of any kind received by Lessor on behalf of Lessee may be applied at Lessor’s option to nonrent items first, then to rent. Payment of rent by Lessee shall be an independent covenant. If Lessee has not timely paid rentals and other sums due on two or more occasions, or if a check from Lessee is returned for insufficient funds or no account, Lessor may for the next 12 months require that all rent and other sums due be paid by cashier’s check, certified check, or money order, without prior notice.

3.3. SECURITY DEPOSIT. At the time of execution of this lease, Lessee shall deposit with Lessor cash in the sum $23,635.00 to secure performance of Lessee’s obligations under this lease. Lessor shall have a lien on the security deposit for that purpose. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. In lieu of a cash security deposit, Lessee may furnish Lessor at time of execution of this lease an irrevocable letter of credit in the sum N/A on a financial institution in Austin, Texas, expiring no sooner than the lease expiration date. Lessor may draw against such letter of credit by affidavit stating the amount due and unpaid by Lessee and the nature of Lessee’s default under this lease. If the letter of credit is not renewed or extended 30 days before its expiration date, Lessor may by affidavit draw down the entire amount to serve as a cash security deposit. Lessee shall immediately restore the security deposit to its original amount after any portion of it is applied to amounts due and unpaid by Lessee.

4.1. TERM, POSSESSION, AND ANNIVERSARY. The initial lease term shall be for the number of full calendar months from commencement date, plus the remainder of the last month. The commencement date of this lease shall be the earlier of (a) the date September 1, 2008, (b) the date Lessee opens for business in the Leased Premises, or (c) ten (10) days after Lessor delivers possession of Lessor’s Leased Premises to Lessee and gives Lessee written notice that Lessor’s work (as described in Exhibit E) is substantially complete. In the event the Leased Premises are not available for Lessee’s occupancy by September 1, 2008, then the Lessee may, at Lessee’s option, terminate the Lease and receive its security deposit and any pre-paid rent back immediately.

5.1. TENANT FINISH-OUT. (Check one):

☐	(a) Lessor shall provide no tenant finish-out or improvements since Lessee has taken the Leased

Premises “as is”.

☒	(b) Lessor shall perform any special construction described in Exhibit E. Costs of tenant finish-out or special construction shall be paid for pursuant to such exhibit.

6.1. QUIET POSSESSION. If Lessee is current and in compliance with all of Lessee’s obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of the Leased Premises, subject to the terms and conditions of this lease. Lessee shall have access to the Building parking garage, if applicable and common parking areas at all times, subject to the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the Building comply with building rules. Otherwise, failure of other tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor.

7.1. UTILITIES AND SERVICES BY LESSOR. Except where otherwise stated in this lease, Lessor shall pay for and furnish to Lessee the following utilities and services and no others, subject to paragraph 32.1 regarding Lessee’s payment of Lessee’s prorata share of Building Operating Expenses above the Expense Stop.

(a)	Common Area air conditioning and heating as reasonably required for comfortable use and occupancy under normal office conditions from 7:00 a.m. to 6:00 p.m. on Monday through Friday, and from 8:00 a.m. to 12:00 p.m. on Saturday, but not on Sunday. New Year’s Day, Memorial Day, July 4th, Labor Day, Thanksgiving or Christmas so long as these times and dates comply with present and future governmental laws or guidelines, including utilities such as electricity, gas, and water necessary for operation of same;

(b)	water and wastewater services;

(c)	janitorial and cleaning services;

(d)	electrical current for areas of the Building and common areas;

(e)	trash collection services (dumpster or garbage cans);

(f)	pest control services as needed in the reasonable judgment of Lessor;

(g)	landscaping and parking lot maintenance services;

(h)	repair and maintenance services pursuant to paragraph 8.1;

(i)	replacement of fluorescent light bulbs and ballasts in Building standard lighting fixtures (but not incandescent light bulbs for nonstandard fixtures or for Lessee’s tamps); and

(j)	elevator service, if there is an elevator in the Building.

7.2. UTILITIES AND SERVICES BY LESSEE. Lessee shall pay for all utilities and services not expressly furnished by Lessor under paragraph 7.1. The Leased Premises is submetered for electricity and Lessor reserves the right to submeter for water. Any submetering shall be billed to and paid by Lessee directly from, and to, the utility provider. If the water bill from the utility company includes wastewater charges, Lessee’s liability for water submetering shall include corresponding costs (if any). In the event water is submetered, the Lessee shall be responsible still be responsible to pay for its share of common area water and wastewater charges.

7.3. INTERRUPTION OF UTILITIES OR SERVICES. Temporary interruption or malfunction of utilities, services, and/or telephones shall not render Lessor liable for damages, rent abatements, or release of any Lessee obligation. Lessor shall use reasonable efforts to have such utilities and services restored as soon as reasonably possible.

7.4. EXTRA ELECTRICITY. There shall be no extra electricity charges for typewriters, facsimile machines, word processors, dictating equipment, adding machines, desk top calculators, lamps, or other standard 110 volt office equipment. However, Lessee shall pay Lessor monthly, as billed, for charges which are separately metered or which Lessor may reasonably compute for electricity utilized by Lessee for the following purposes: x-ray machines, hotplates, electric heaters, 220 volt equipment, computers (other than desktop or word processor computers), or other electrical service not standard for the Building.

8.1. MAINTENANCE AND REPAIRS BY LESSOR. Lessor shall repair and/or replace, as needed, the following items as a Building Operating Expense under paragraph 32.1, so long as they are building standard items: light bulbs, ballasts, and fixtures; plumbing; hardware; appliances; doors; and wall and window coverings. Lessor shall use reasonable diligence to provide for the reasonable cleaning, maintenance, repair, reconnection of interrupted utilities or services, and landscaping of common areas, subject to any reimbursement obligations of Lessee under paragraph 8.2. Lessor may rekey at any time. Lessor may temporarily close any part of the common facilities if reasonably necessary for repairs or construction. Repairs and maintenance shall be in accordance with applicable governmental requirements.

8.2. MAINTENANCE AND REPAIRS BY LESSEE. Lessee shall promptly reimburse Lessor for the cost of repairing or replacing non-building standard items and the cost of repairing or replacing damage which is caused inside the Leased Premises by Lessee, Lessee’s agents, employees, family, or licensees, invitees, visitors, or customers or outside the Leased Premises by Lessee or Lessee’s employee’s, agents, or contractors. Cost of repair shall include 5% for supervision fee. Lessor may require advance payment therefor prior to repair or replacement. Lessor shall have right of approval of all repairmen or maintenance personnel. Lessee shall not damage or allow other persons listed above to damage any portion of the Leased Premises. Lessee shall pay for replacement of all non-building standard light bulbs and for unstopping any drains or water closets in the Leased Premises. If Lessee or Lessee’s workmen or contractors are permitted to repair, alter, or modify the Leased Premises, Lessee shall warrant that no mechanic or materialman’s lien shall be filed against the Leased Premises and that all such contractors shall provide evidence of liability insurance as required by Lessor. All such work shall be performed in a good and workmanlike manner and in accordance with applicable governmental requirements.

8.3. TELECOMMUNICATIONS. All telecommunications equipment necessary to serve Lessee shall be located in the Leased Premises and paid for by Lessee, or, at Lessor’s option and at Lessee’s expense, in a lockable enclosure in a common area location designated by Lessor. Lessee may not require Lessor to install or allow others to install telecommunication lines or equipment elsewhere in the Building. Lessee expressly waives any rights to require same under any circumstances.

9.1. ACCESS, KEYS, LOCKS, AND SECURITY. (a) Access. Lessee shall have access to the Leased Premises at all times. Lessor shall have access to the Leased Premises at reasonable times for reasonable business purposes upon prior notice to Lessee except notice shall not be necessary in the event of an emergency threatening life or property or the lawful exercise of Lessor’s remedies in case of default by Lessee. Lessor may show the Leased Premises ninety (90) days before the lease expiration date or the date Lessee gives Lessor notice to vacate, whichever is earlier. Lessor shall not be liable to Lessee for the exercise of Lessor’s rights under this Paragraph 9.1(a) and Lessee hereby waives any claims for any injury, inconvenience or interference with Lessee’s business, any loss of quiet enjoyment, or any other loss occasioned thereby.

(b) Keys. Lessor shall furnish Lessee up to eight (8) keys or access codes or cards for the Leased Premises, up to eight (8) keys or access codes or cards for the main exterior entry doors of the Building if such door is locked after hours, and two (2) keys or access codes or cards to Lessee’s mailbox in the Building. An initial deposit of $10.00 shall be charged for each mailbox key and office key, or access card. Additional or replacement keys or access codes or cards shall be furnished at the same deposit charged to all other tenants in the Building at the time of Lessee’s request. Lessor shall not be liable for risk of loss resulting from Lessee’s keys, access codes, or cards being stolen, lost or used by unauthorized persons. Lessor reserves the right to rekey or change locks for security reasons if new keys are timely furnished to Lessee.

(c) Locks. Lessee may not add locks, change locks, or rekey locks without written permission of Lessor. Locks may be changed at Lessee’s request and expense. If locks to the Leased Premises are changed, Lessor may specify kind and brand of locks, placement, installation, master key compatibility, etc. If Lessee or any of Lessee’s employees lock themselves out of Lessee’s suite, said person must call a fellow-employee to gain access. Neither Lessor nor the management company personnel are authorized to unlock a door after hours except for emergency or cleaning purposes, to show the premises to prospective tenants, purchases or inspectors, or perform maintenance and repairs.

(d) Security. Lessor shall have no duty to provide any security services of any kind unless expressly provided in this lease. Lessor shall not be liable to Lessee or Lessee’s employees, family, customers, invitees, contractors, or agents for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism or other crimes. Lessee shall lock its Leased Premises doors when the last person leaves such Leased Premises for the day.

9.2. PARKING. (a) Lessor shall have sole control over parking. Parking rules, if applicable, are contained in attached Exhibit F-1. If vehicles are parked in violation of Lessor parking rules or in violation of state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-2 of the Texas Civil Statutes upon compliance with statutory notice. There shall be no reserved parking spaces unless agreed in writing by Lessor. If applicable, Lessee and Lessee’s employees and customers shall have exclusive right to park in Lessee’s assigned parking spaces which are shown on the map contained in Exhibit A-1.

10.1. OCCUPANCY, NUISANCE, AND HAZARDS. The Leased Premises shall be occupied only by Lessee or Lessee’s employees and shall not be left entirely vacant or used exclusively for storage. Lessee and Lessee’s agents, employees, family, licensees, invitees, visitors, and contractors shall comply with all federal, state, and local laws relating to occupancy or to criminal conduct while such persons are on the Leased Premises. Lessee and the persons listed above shall not (1) use, occupy, or permit the use or occupancy of the Leased Premises for any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property, (2) permit any public or private nuisance, (3) disturb the quiet enjoyment of other tenants, (4) do anything which might emit offensive odors or fumes, (5) make undue noise or vibrations, (6) permit anything which would cancel insurance coverage or increase the insurance rate on the Building or contents, or (7) otherwise damage the Leased Premises.

11.1. TAXES. Lessor shall be responsible for payment of all taxes and assessments against the Building subject to Lessee’s obligation to pay Lessor for Lessee’s share thereof, on a prorata square foot basis, as Additional Rent pursuant to paragraph 32.1. Lessee shall timely pay all taxes assessed against Lessee’s furniture, equipment, fixtures, or other personal property in the Leased Premises.

12.1. INSURANCE. Lessor and Lessee shall comply with the respective insurance obligations as set forth below:

(a) Lessor. Lessor shall maintain (1) fire and extended coverage insurance, including vandalism and malicious mischief, on the Building, and (2) comprehensive general liability insurance. The amounts shall be as required by Lessor’s mortgagee or as Lessor may deem reasonably appropriate, whichever is greater. Lessor shall have no responsibility to maintain fire and extended coverage insurance on Lessee’s contents. The portion of Lessor’s insurance premiums reasonably due to Lessee’s acts or omissions or Lessee’s special use, improvements, or tenant finish-out (over and above Lessee’s normal use as contemplated in paragraph 1.1(a)) shall be paid for by Lessee.

(b) Lessee. Lessee shall provide Lessee’s own public liability insurance for its operations on the Leased Premises in an amount equal to the minimum “primary coverage” amount required by Lessor’s insurance carrier as a condition for purchasing umbrella liability insurance by Lessor. In no event shall such coverage be less than $2,000,000. Upon written notice by Lessor to Lessee, such dollar amount of Lessee’s liability policy shall be increased by the amount of any increase required by Lessee’s carrier for “primary coverage” under an umbrella liability policy. Lessee is encouraged to maintain fire and extended coverage insurance (including theft, vandalism and malicious mischief) on the contents in the Leased Premises, including fixtures, furniture, equipment, supplies, inventory, and other personal property. Such property is not covered by Lessor’s insurance.

(c) Insurance certificates. Lessee shall provide Lessor with a certificate of Lessee’s insurance or a copy thereof as required above within 7 days after Lessee initially occupies the Leased Premises or any portion thereof. Lessor and Lessor’s managing agent (if any) shall be named as additional insureds on Lessee’s liability insurance policy. Upon written request by Lessor, changes in the name of Lessor or Lessor’s managing agent shall be reflected on such certificate.

(d) Notice from Lessee’s Insurance Carrier. All policies of insurance to be provided by Lessee shall contain a provision (to the extent legally permitted) that the insurance company shall give Lessor 10 days’ written notice to Lessor, in advance of (1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insureds.

12.2. WAIVER OF SUBROGATION. If waiver of subrogation is not contained in the form language of the insurance policy, Lessor and Lessee may require that the other party’s fire, casualty, or liability insurance policy contain a waiver of subrogation clause. FOR PURPOSES OF WAIVER OF SUBROGATION, LESSOR AND LESSEE RELEASE EACH OTHER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS FROM ANY CLAIMS BASED ON NEGLIGENCE OR OTHERWISE, FOR LOSS, DAMAGE, OR INJURY WHICH OCCUR HEREAFTER AND ARE INSURED AGAINST UNDER INSURANCE POLICIES CARRIED BY LESSOR AND/OR LESSEE. The foregoing shall not apply to losses, damages, or injuries that are in excess of policy limits or that are not covered due to a deductible clause in the policy. Upon written request, Lessor and Lessee shall furnish to each other copies of the policies of insurance referred to in this lease, including any waivers of subrogation, or satisfactory evidence of same.

12.3. INDEMNIFICATION. Lessee and its agents, employees, representatives, contractors, licensees and invitees hereby waive all claims against, and agree to indemnify, defend and hold harmless Lessor for damage to any property or injury to, or death of, any person in, upon, or about the Leased Premises, arising at any time and from any cause other than solely by reason of the gross negligence or willful misconduct of Lessor, its agents, employees, representatives, or contractors. Without limiting the generality of the foregoing, Lessor shall not be liable for any injury or damage to persons or property resulting from the condition or design of, or any defect in the Building or its mechanical systems or equipment which may exist or occur or from any fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Leased Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other similar cause unless the same is caused solely by the gross negligence or willful misconduct of Lessor, its agents, employees, representatives or contractors. Lessor shall not be liable for any such damage caused by other tenants or persons in the Building or by occupants of adjacent property thereto, or by the public, or caused by construction (unless caused solely by the gross negligence or willful misconduct of Lessor) or by any private, public or quasi-public work. Lessee, for itself and its agents, employees, representatives, contractors, successors, assigns, invitees, licensees and visitors, expressly assumes all risks of injury or damage to person or property, whether proximate or remote, resulting from the condition of the Leased Premises or any part thereof. Lessee’s foregoing indemnity shall include attorneys’ fees, investigation costs, and all other reasonable costs and expenses incurred by Lessor in any connection therewith. The provisions of this Paragraph 12.3 shall survive the expiration or termination of this lease with respect to any damage, injury, or death occurring before such expiration or termination.

13.1. ALTERATIONS BY LESSEE. Lessee may not make any alterations, improvements, doorlock changes, or other modifications of any kind to the Leased Premises without Lessor’s written consent. Consent for governmentally required changes may not be unreasonably withheld. “Alterations” include but are not limited to improvements glued, screwed, nailed, or otherwise permanently attached to the Building, structural changes, roof and wall penetrations, and all plumbing, electrical, and HVAC changes. Requests for Lessor’s approval shall be in writing and shall be detailed to Lessor’s reasonable satisfaction. The foregoing shall be done only by Lessor’s contractors or employees or by third parties approved by Lessor in writing. Lessee shall pay in advance for any requested alterations, improvements, lock changes, or other modifications which are approved and performed by Lessor. If same are performed by Lessee with Lessor’s permission, Lessee shall not allow any liens to be placed against the Building as a result of such additions or alterations. Alterations, improvements, and modifications done at Lessee’s request shall comply with all applicable laws. Changes in Lessee’s alterations or improvements in Lessee’s space which may be later required by governmental action shall also be paid for by Lessee.

13.2. AMERICANS WITH DISABILITIES ACT. Lessor shall be responsible for any requirements under the Americans with Disabilities Act or similar state or local laws as relate to any common area entrance and exit doorways and elevators and any doors into the Leased Premises and to structural Building items that Lessor is required to maintain under the terms of this lease. Lessee agrees to cooperate fully with Lessor to enable Lessor to timely comply with the provisions of this paragraph and to immediately forward to Lessor any notice Lessee receives regarding complaints, injuries, or claims by anyone claiming that those items which are the responsibility of Lessor do not comply with the provisions of the Americans with Disabilities Act. Except as expressly set forth above, Lessee solely shall be responsible for any requirements under the Americans with Disabilities Act or other architectural barrier laws as they relate to Lessee’s use or occupancy of the Leased Premises, including, but not limited to, the positioning of Lessee’s furnishings within the Leased Premises. Lessee agrees to indemnify Lessor for any liability Lessor shall incur as a result of Lessee’s failure to comply with the provisions of this paragraph.

14.1. REMOVAL OF PROPERTY BY LESSEE. Lessee may remove its trade fixtures, furniture, and equipment only if (1) such removal is made prior to the end of the lease term, (2) Lessee is not in default under this lease at time of removal, and (3) such removal is not in anticipation of an early moveout prior to the end of the lease term. Lessee shall pay all costs of removal. Lessee shall have no rights to property remaining on the Leased Premises after moveout. Lessee may not remove any alterations as defined in paragraph 13.1 or improvements such as wall-to-wall carpeting, book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or breakroom built-ins, shelving, wall covering, and anything else attached to the floor, walls, or ceilings. If Lessor requests in writing, Lessee shall, immediately prior to moving out, remove any alterations, fixtures, equipment, and other property installed by Lessee. Lessee shall pay for cleaning or repairing damage caused by Lessee’s removal of any property.

15.1. SUBLETTING AND ASSIGNMENT. Lessee may not sublet, assign, pledge, or mortgage this lease and may not grant licenses, commissions, or other rights of occupancy to all or any part of the Leased Premises without Lessor’s prior written approval which may be withheld in Lessor’s sole discretion. Sublessee’s financial strength, reputation, personnel, and length of sublease or assignment shall be important factors in Lessor’s approval. Sale, transfer, or merger of the majority of the voting shares or voting partnership interests in Lessee (if a corporation or partnership) shall be considered an assignment; likewise for issuance of treasury stock or admission of a new general partner. However, if Lessor gives such approval, Lessor shall be entitled to any excess between Lessee’s rental per square foot under the lease and the rental per square foot under the sublease or assignment, and any other consideration flowing directly or indirectly from the sublessee or assignee to Lessee or Lessee’s agents other than sales proceeds or consideration related to the sale of the business or stock. The foregoing is in consideration of additional management performed or to be performed by Lessor under such sublease or assignment. In addition to the foregoing, Lessor may charge Lessee a one-time fee equal to $1,000 for such additional administrative, investigative, and management services. Violation of this lease by sublessees or assignees shall be deemed a violation by Lessee. Approval by Lessor of any sublease or assignment shall not release Lessee from any obligation under this lease and shall not constitute approval for subsequent subletting or assignment. Sublessees or assignees shall be liable for all of Lessee’s obligations under this lease unless otherwise specified in writing. Upon default by Lessee, any Sublessee shall pay all sublease rentals and other sums due Lessor, direct to Lessor, to be credited against sums owed to Lessor by Lessee under this lease. Unless otherwise agreed in writing, no sublease or assignment shall be valid unless (1) a copy of this lease is attached thereto, (2) the sublessee or assignee agrees in writing to be liable for all of Lessee’s obligations under this lease, and (3) Lessor’s written approval is attached to the sublease or assignment. At any time, Lessor may, at Lessor’s option, release Lessee from further liability for all or any portion of The Leased Premises that has been subleased or assigned to a third party; and Lessor may terminate the lease to the extent that it applies to such space.

16.1. DESTRUCTION BY FIRE OR OTHER CASUALTY. (a) Total destruction, rent abatement, and restoration. If the Leased Premises is totally damaged by fire or other casualty so that it cannot reasonably be used by Lessee and if this lease is not terminated as provided in subparagraph (d) below, there shall be a total abatement of Lessee’s rent and Lessee’s obligation to pay Building Operating Expenses until the Leased Premises is restored by Lessor.

(b) Partial destruction, rent abatement, and restoration. If the Leased Premises is partially destroyed or damaged by fire or other hazard so that it can be only partially used by Lessee for the purposes allowed in this lease and if this lease is not terminated as provided in subparagraph (d) below, there shall be a partial abatement of Lessee’s rent and Lessee’s obligation to pay office Building Operating Expenses which fairly and reasonably corresponds to the time and extent to which the Leased Premises cannot reasonably be used by Lessee.

(c) Restoration. Lessor’s obligation to restore shall be limited to the condition of the Leased Premises existing prior to the casualty. Lessor shall proceed with diligence to restore. During restoration, Lessee shall continue business to the extent practical in Lessee’s reasonable judgment

(d) Lease termination. If the Leased Premises or the Building is so badly damaged that restoration and repairs are not completed within 45 days after the fire or casualty, then this lease may be terminated as of the date of the destruction by either Lessor or Lessee by serving written notice upon the other. Termination notice must be delivered within 30 days after the casualty. If the term of the Lease is extended via an amendment, the time allowed for Lessor’s restoration and repair of the Leased Premises or the Building as described in the Section 16.1(d) shall increase from 45 days to 180 days.

17.1. CONDEMNATION. If the Leased Premises or any material portion thereof, including any portion of the parking lot is taken by condemnation and if the Leased Premises is thereby reasonably rendered unusable for Lessee’s business use and activities, this lease shall automatically terminate as of the date title vests in the condemning authority pursuant to such taking or acquisition; and Lessor and Lessee shall be relieved of all further obligations under this lease. Lessor shall be entitled to recover from the condemning authority the full amount of Lessor’s interest in this lease and in the property which is taken in condemnation; provided, however, if Lessee is not in default hereunder on the day of taking or acquisition by the condemning authority, Lessee shall be allowed to recover from the condemning authority, at Lessee’s own expense, the value of Lessee’s remaining leasehold interest and Lessee’s trade fixtures, if any, which are taken in condemnation; but not otherwise. Lessee shall be responsible for Lessee’s own attorney’s fees and for proving its own damages.

18.1. DEFAULT BY LESSOR. Lessor shall be in default under this lease if Lessor fails to perform any of its obligations hereunder and such failure continues for a period of thirty (30) days after Lessee gives Lessor written notice stating that Lessor is in breach of this lease and stating the breach with specificity. Provided, however, if such failure cannot reasonably be cured within such thirty (30) day period, Lessor shall not be in default hereunder if the curative action is commenced within such thirty (30) day period and is thereafter diligently pursued until cured. Lessee is granted no contractual right of termination by this lease, except to the extent and only to the extent expressly set forth in other sections of this lease. If Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of Lessor’s equity in the property. Lessor shall have no liability whatsoever for any deficiency, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedures as a result of such judgment.

19.1. DEFAULT BY LESSEE. If Lessee defaults, Lessor shall have any or all remedies set forth below.

(a) Definition of default. The occurrence of any of the following shall constitute a default by Lessee; (1) failure to pay rent or any other sums due by Lessee under this lease within seven (7) days after written demand therefor by Lessor; provided however, Lessor shall not be required to provide written notice of failure to pay rent or other sums due by Lessee more than twice in any period of twelve (12) months; (2) failure to vacate on or before the last day of the lease term, renewal term, or extension period; (3) failure to pay rent in advance on a daily basis in the event of unlawful holdover by Lessee; (4) unauthorized early move-out or notice of same as set forth below; (5) acquisition of Lessee’s interest in the lease by a third party by judicial or non-judicial process; (6) failure to comply with any other provision of the lease (including rules) if such failure to comply continues for thirty (30) days after delivery of written notice by Lessor to Lessee. However, if such failure cannot reasonably be cured within such thirty (30) day period, Lessee shall not be in default hereunder if Lessee commences curative action within such thirty (30) day period, diligently pursues the curative action and fully cures the failure within sixty (60) days after delivery of written notice of such failure by Lessor to Lessee; (7) if Lessee is a corporation, partnership or limited liability company, Lessee dissolves or liquidates or otherwise fails to maintain its corporate, partnership or limited liability company structure, as applicable; (8) the Leased Premises become vacant, deserted, or abandoned for more than thirty (30) consecutive days; (9) any petition is filed by or against Lessee or any guarantor of this lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Lessee or any guarantor of this lease in any such proceedings; (10) Lessee or any guarantor of this lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; or (11) a receiver, custodian, or trustee is appointed for the Leased Premises or for all or substantially all of the assets of Lessee or of any guarantor of this lease, which appointment is not vacated within sixty (60) days following the date of such appointment.

(b) Utilities and services. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within 3 days after Lessor hand delivers to Lessee or to Lessee’s representative written notice of Lessor’s intent to terminate utilities or services which are furnished by Lessor, then Lessor may terminate such utilities or services after such 3-day notice period, without further notice. Lessor’s right to terminate such utilities or services shall occur automatically and without notice if Lessee’s rent is accelerated under subparagraph (d) below, relating to unlawful early move-out.

(c) Acceleration after notice of rental delinquency. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within 3 days after Lessor delivers to Lessee or to the Leased Premises a written notice of Lessor’s intent to accelerate, then, to the extent permitted by applicable law, all rent for the remainder of the lease term shall be accelerated, due, and delinquent at the end of such 3-day notice period without further demand or notice. Such acceleration rights are in consideration of the rentals for the entire term being payable in monthly installments rather than in one lump sum at the beginning of the lease term. If Lessee has already vacated the Leased Premises, notice of acceleration may be delivered to Lessee pursuant to paragraph 29.1. Liability for Additional Rents accruing in the future (over and above any Base Rents) shall not be waived by such acceleration.

(d) Acceleration upon early move-out. If Lessee is lawfully evicted, or if Lessee moves out or gives verbal or written notice (in person or by an authorized employee or agent) of intent to move-out prior to the end of the lease term without the rent being paid in full for the entire remainder of the lease term or renewal or extension period or without prior written consent of Lessor, then, to the extent permitted by applicabale law, all remaining rents for the remainder of the lease term shall be accelerated immediately and automatically, without demand or notice. Such accelerated rents shall be due and delinquent without notice before or after such acceleration. Such acceleration shall occur even if the rent for the current month has been paid in full.

(e) Termination of possession. If Lessee is in default as defined in subparagraph (a) above, Lessor may (with or without demand for performance) enter upon and take possession of the Leased Premises without terminating the lease and without being liable to prosecution or any claim for damages therefor and Lessee will immediately surrender possession of the Leased Premises to Lessor. Lessor’s repossession shall not be considered an election to terminate this lease unless written notice of such intention to terminate is given to Lessee by Lessor. Repossession may be by voluntary agreement or by eviction lawsuit. Commencement of an eviction lawsuit shall not preclude other Lessor remedies under this lease or other laws.

(f) Reletting costs. If Lessor terminates Lessee’s right of possession without terminating this lease and Lessee’s space is released, Lessee shall pay upon Lessor’s demand the following: (1) all costs of reletting (which in no event shall be less than one month’s rent), including leasing commissions, rent concessions (whether in the form of assuming or buying out lease remainders elsewhere, free rent for a period of time, or reduced rental rates), utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair remodeling, or redecorating for replacement tenants in the Leased Premises, (2) all rent and other indebtedness due from Lessee to Lessor through the date of termination of Lessee’s right of possession, and (3) all rent and other sums required to be paid by Lessee during the remainder of the entire lease term, subject to the acceleration paragraphs above.

(g) Mitigation by Lessor. Upon eviction or voluntary vacation of the Leased Premises by Lessee without the lease being terminated by Lessor, Lessor shall make reasonable efforts to relet the Leased Premises. After deduction of reasonable expenses incurred by Lessor, Lessee shall receive credit for any rentals received by Lessor through reletting the Leased Premises during the remainder of the lease term or renewal or extension period. Such deductible expenses may include real estate commissions, attorney’s fees, and all other expenses in connection with reletting. Lawsuit to collect amounts due by Lessee under this lease may be brought from time to time on one or more occasions without the necessity of Lessor’s waiting until the expiration of the lease term. If judgment for accelerated rents is recovered, Lessor shall give credit against such judgment for subsequent payments made by Lessee and subsequent rentals received by Lessor from other tenants of the Leased Premises, less lawful deductions and expenses of reletting.

(h) Termination of lease. Lessor may terminate this lease (as contrasted to termination of possession rights only) upon default by Lessee or at any time after Lessor’s lawful re-entry or repossession following default by Lessee. Lessor’s agents have authority to terminate the lease only by written notice given pursuant to paragraph 29.1.

(i) Damages. In addition to other remedies, Lessor may recover actual damages incurred,

(j) Cure of Default. Upon the occurrence of a default by Lessee, Lessor may, without judicial process and without having any liability therefor, enter upon the Leased Premises and do whatever Lessee is obligated to do under the terms of this lease and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee’s obligations under this lease, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action, WHETHER CAUSED BY THE NEGLIGENCE OF LESSOR OTHERWISE.

(k) Cummulative Rights. The rights granted to Lessor in this Paragraph 19.1 shall be cumulative of every other right or remedy provided in this lease or which Lessor may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of rent or damages accruing to Lessor by reason of any default under this lease.

20.1. LIEN FOR RENT. To secure Lessee’s obligations under this lease, Lessee hererby grants Lessor a contractual security interest on all of Lessee’s furniture, fixtures, equipment and other property of Lessee which may be found on the Leased Premises and all proceeds therefrom, including insurance proceeds (collectively, “Collateral”). No statutory or contractual Lessor Lien shall apply to any of the client/patient files or intellectual property that the Lessee has or controls. Lessee shall not remove the Collateral while rent or other sums remain due and unpaid to Lessor and the Collateral shall not be removed until all Lessee’s obligations under the lease have been complied with. This lien is in addition to Lessor’s statutory lien under Section 54.021 of the Texas Property Code. If Lessee is in default under this lease, Lessor or Lessor’s representatives may, to the full extent permitted by applicable law and in addition to any other remedies provided herein, peacefully enter the Leased Premises and take possession of any of the Collateral without being held liable for tresspass or conversion. Lessor shall be entitled to reasonable charges for packing, removing, or storing abandoned or seized Collateral, and may sell same at public or private sale (subject to any properly recorded chattel mortgage or recorded financing statement) after 10 days’ written notice (or more if required by applicable law) of time and place of sale is given to Lessee by certified mail, return receipt requested. Upon request by Lessor, Lessee shall acknowledge the above lien rights by executing a UCC-1 form or similar form reflecting same, or Lessor may file a copy of this lease as a financing statement, as permitted under applicable law.

21.1. ATTORNEY’S FEES, INTEREST, AND OTHER EXPENSES. If Lessee or Lessor is in default and if the nondefaulting party places the lease in the hands of an attorney in order to enforce lease rights or remedies, the nondefaulting party may recover reasonable attorney’s fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney’s fees from the nonprevailing party, plus all out-of-pocket expenses. Trial shall be to judge only. All delinquent sums due by Lessor or Lessee shall bear interest at the maximum lawful rate of interest, compounded annually, from date of default until paid, plus any late payment fees. Late payment fees as set forth in paragraph 3.2 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead expense incurred by Lessor in collecting late rentals, such elements of damages being uncertain and difficult to ascertain. Late payment fees shall not be liquidated damages for attorney’s fees or for Lessor’s loss of use of such funds during the time of delinquency.

22.1. NONWAIVER. The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the lease. Lessor’s or Lessee’s waiver of any right or any default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or defaults under this lease. No act or omission by Lessor or Lessor’s agents shall be deemed an acceptance or surrender of the Leased Premises, and no agreement by Lessor to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized agent of Lessor.

23.1. BUILDING RULES. Lessor’s rules for the Building are attached as Exhibit F-2 and are subject to reasonable change if the changes are applicable to all tenants of the Building. Separate parking rules are contained in paragraph F-l. Lessee agrees to provide a copy of the Office Building Rules (Exhibit F-2) to each of Lessee’s employees.

24.1. TRANSFER OF OWNERSHIP BY LESSOR. If Lessor transfers ownership of the Building (other than as security for a mortgage) and if Lessor has delivered to the transferee all of Lessee’s security deposits and any prepaid rents, Lessor shall be released from all liability under the lease; and such transferee shall become liable as Lessor. Such right to be released of liability shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

25.1. MORTGAGES. Unless otherwise provided in this lease, Lessee shall subordinate and attorn to mortgage liens now or hereafter on the Building. Lessee agrees to execute, from time to time, documentation therefor which is necessary in the reasonable judgment of Lessor. Other than the provisions already set forth in this lease, there are no special lease provisions which are required by lienholders of the Building. This lease shall be subordinate to all existing and future mortgages. However, such mortgagees may at any time subordinate their lien to this lease by filing a subordination notice in the county real property records without necessity of notice to Lessee. Lessee waives and holds any mortgagee or holder of a security interest harmless from all claims of Lessee against Lessor arising prior to such mortgagee succeeding to the Lessor’s ownership interest in the property.

26.1. SURRENDER OF PREMISES. When Lessee moves out, Lessee shall surrender the Leased Premises in the same condition as on the date of lease commencement by Lessee (as changed or improved from time to time in accordance with this lease), less ordinary wear. Removal of property from the Leased Premises is subject to paragraph 14.1. Upon surrender, Lessee shall provide Lessor with all of Lessee’s keys, access codes and cards to the Leased Premises and the combination to all safes and vaults, if any in the Leased Premises.

27.1. HOLDING OVER. If Lessee remains in possession of the Leased Premises after the expiration or mutually-agreed termination date of the lease, without the execution by Lessor and Lessee of a new lease or a renewal or extension of the lease, then (1) Lessee shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance on a daily basis, subject to all obligations of the lease, (2) Lessee shall pay rent for the entire holdover period at the rate of 150% of the then-current rental rate, (3) Lessee shall be subject to all other remedies of Lessor as provided in paragraph 19.1, (4) Lessee shall indemnify Lessor and/or prospective tenants for damages, including lost rentals, storage expenses, and attorney’s fees, and (5) at Lessor’s sole option, Lessee may extend the lease term for a period of one month at the then current rental rates for the Building, as reasonably determined by Lessor, by hand delivering written notice to Lessee or to the Leased Premises while Lessee is holding over. Holdover rents shall be immediately due on a daily basis and delinquent without notice or demand; and the prior written notice and waiting period requirements of this lease shall not be necessary in order for Lessor to exercise remedies thereunder.

28.1. SIGNS AND BUILDING NAME. Except for standard suite signage and building directory listings, there shall be no signs, symbols, or identifying marks on or in the Building, halls, elevators, staircases, entrances, parking areas, landscape areas, doors, walls, or windows without prior written approval of Lessor. The cost of initial suite signage for Lessee’s space and initial directory strips shall be at Lessee’s expense. All signs or lettering shall conform to the sign and lettering criteria established by Lessor. Unless otherwise stated in the rules, suite signage and building directory changes shall be done exclusively by Lessor and at Lessee’s expense. Lessor may remove all unapproved signs without prior notice to Lessee and at Lessee’s expense. Lessor may change the name of the Building upon six months’ written notice to Lessee.

28.2. RELOCATION OF LESSEE. Upon at least 60 days’ notice to Lessee, Lessor shall have the right to relocate Lessee within the Building in lease space which is the same size or larger and usable for Lessee’s intended use. Such relocation shall be made at Lessor’s sole expense, including necessary reprinting of Lessee’s stationary, envelopes, business cards, door signs, etc. Rent shall not be increased if the relocation Leased Premises is larger or better quality. Relocation date shall be contained in the relocation notice referred to above. Lessor shall not be liable to Lessee in connection with such relocation except for undue delay or property damages caused by Lessor or Lessor’s employees, agents, or contractors.

29.1. NOTICES. Whenever written notice is required or permitted under this lease, such notice shall be in writing and shall be either (a) hand delivered personally to the party being notified, (b) hand delivered to or inside such party’s mailing address, or (c) deposited in the United States mail, certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at such party’s mailing address. The mailing address of Lessor shall be the address to which Lessee normally mails or delivers the monthly rent unless Lessor notifies Lessee of a different address in writing. The mailing address of Lessee shall be the Leased Premises under this lease. However, if Lessee moves out, it shall be Lessee’s last address known by Lessor. Hand delivered notice is required only when expressly required in the lease. Notice deposited in the mail in the manner hereinabove described shall be effective upon such deposit. Notice given by noncertified mail or in any other manner shall be effective only if and when actually received by the addressee or an employee or agent of addressee. The term “notice” shall be inclusive of notices, billings, requests, and demands.

30.1. ESTOPPEL CERTIFICATES. From time to time, upon 7 days’ prior written request from Lessor, Lessee shall execute and deliver to Lessor the estoppel certificate attached as Exhibit G. The form in Exhibit G may be changed as reasonably required by a prospective purchaser or lender. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Lessee may correct same before signing. Reasonable modifications in the form may be made as requested by a prospective lienholder or purchaser. The estoppel certificate may be conclusively relied upon by Lessor and by any prospective lienholder or purchaser of the Leased Premises. If Lessee fails to comply with the foregoing by the end of such 7-day period, it shall be conclusively presumed that (1) this lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Lessor to the prospective lienholder or purchaser, (2) no rents, security deposits, or other charges have been prepaid, (3) the statements contained in the estoppel certificate form (Exhibit G) are correct, (4) there are no uncured defaults by Lessor, (5) Lessee has no right of offset or rescission, and (6) any prospective purchaser or lienholder may conclusively rely on such silence or noncompliance by Lessee and may conclusively assume no Lessor defaults within the 120 days following Lessee’s receipt of Lessor’s request for an estoppel certificate.

31.1. SUCCESSORS. This lease shall bind and inure to the benefit of the parties, any guarantors of this lease, and their respective successors and permitted assigns.

31.2. LEASING AGENT COMMISSIONS. No leasing commission shall be due by Lessor to any leasing agent unless in writing. Commission agreements executed by Lessor shall be binding on subsequent Building owners if the tenant of the lease in question is in possession at the time of transfer of Building ownership.

32.1. BUILDING OPERATING EXPENSE. (a) In addition to the monthly Base Rent in paragraph 2.1 and commencing in the year 2009, Lessee shall pay Additional Rent on a monthly basis, equivalent to Lessee’s share of estimated Building Operating Expenses over the Expense Stop as per Exhibit C. Lessee’s responsibility for payment of Building Operating Expenses shall be subject to the Expense Stop referred to in Basic Lease Information #8.

(b) Lessor and Lessee each agree that each provision of this lease for determining charges, amounts and Additional Rent payable by Lessee (including, without limitation payments for Building Operating Expenses) is commercially reasonable and, as to each such charge or amount, constitutes a “method by which the charge is to be computed” for the purposes of Section 93.012 of the Texas Property Code.

33.1. REPRESENTATIONS AND WARRANTIES BY LESSOR. Lessor warrants that Lessor is the sole owner of the land and improvements comprising the Building and that Lessor has full right to enter into this lease. Lessor’s duties and warranties are limited to those expressly stated in this lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those expressly contained in this lease.

34.1. REPRESENTATIONS AND WARRANTIES BY LESSEE. Lessee warrants to Lessor that (1) the financial statements of Lessee heretofore furnished to Lessor are true and correct to the best of Lessee’s knowledge, (2) there has been no significant adverse change in Lessee’s financial condition since the date of the financial statements, (3) the financial statements fairly represent the financial condition of Lessee upon those dates and at the time of execution hereof, (4) there are no delinquent taxes due and unpaid by Lessee, and (5) Lessee and none of the officers or partners of Lessee (if Lessee is a corporation or partnership) have ever declared bankruptcy. Lessee warrants that Lessee has disclosed in writing to Lessor all lawsuits pending or threatened against Lessee, and Lessee has made no material misrepresentation or material omission of facts regarding Lessee’s financial condition or business operations. All financial statements must be dated and signed by Lessee. Lessee acknowledges that Lessor has relied on the above information furnished by Lessee to Lessor and that Lessor would not have entered into this lease otherwise.

35.1. PLACE OF PERFORMANCE. Unless otherwise expressly stated in this lease, all obligations under this lease, including payment of rent and other sums due, shall be performed in the county where the office Building is located, at the address designated from time to time by Lessor.

36.1. MISCELLANEOUS. This lease contains the entire agreement of the parties. NO OTHER WRITTEN OR ORAL PROMISES OR REPRESENTATIONS HAVE BEEN MADE, AND NONE SHALL BE BINDING. This lease supersedes and replaces any previous lease between the parties on the Leased Premises, including any renewals or extensions thereunder. Except for reasonable changes in written rules, this lease shall not be amended or changed except by written instrument, signed by both Lessor and Lessee. LESSOR’S AGENTS DO NOT AND WILL NOT HAVE AUTHORITY TO (1) MAKE EXCEPTIONS, CHANGES OR AMENDMENTS TO THIS LEASE, OR FACTUAL REPRESENTATIONS NOT EXPRESSLY CONTAINED IN THIS LEASE, (2) WAIVE ANY RIGHT,

REQUIREMENT, OR PROVISION OF THIS LEASE, OR (3) RELEASE LESSEE FROM ALL OR PART OF THIS LEASE, UNLESS SUCH ACTION IS IN WRITING AND SIGNED BY BOTH PARTIES TO THIS LEASE.

Multiple lessees shall be jointly and severally liable under this lease. Notices, requests, or agreements to, from, or with one of multiple lessees shall be deemed to be to, from, or with all such Lessees. Under no circumstances shall Lessor or Lessee be considered an agent of the other. Nonsubstantial errors in space footage calculations shall entitle the parties to correct the rental figures in the lease and adjust rentals previously paid to present Owner accordingly, but not to terminate the lease. The lease shall not be construed against either party more or less favorably by reason of who drafted the lease or changes in the lease. Texas law applies. If any date of performance or exercise of a right ends on a Saturday, Sunday, or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provision of this lease is invalid under present or future laws, the remainder of this lease shall not be affected. Whenever the period of time is herein prescribed for action to be taken by Lessor or Lessee, Lessor or Lessee shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to force majeure, which term shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental approvals, laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of Lessor or Lessee. Provided, however, force majeure shall not excuse or delay Lessee’s obligation to timely pay rent or any other amount due under this lease.

37.1. SPECIAL CONDITIONS. Additional provisions of this lease are set forth in Exhibit J.

38.1. EXHIBIT LIST. The exhibits attached to this lease are listed below. All exhibits are a part of this lease except for those which have been lined out or which have been shown below as omitted.

Exhibit A	Floor Plan of Lessee’s Leased Premises (paragraph 1.1)
Exhibit A-l	Parking Garage Plan
Exhibit B	Legal Description of Office Building (paragraph 1.1)
Exhibit C	Building Operating Expense Passthrough Calculations (paragraphs 2.1 and 32.1)
Exhibit D	Acknowledgment of Lease (paragraph 4.2)
Exhibit E	Construction by Lessor (paragraph 5.1)
Exhibit F-l	Parking Rules (paragraphs 9.2 and 23.1)
Exhibit F-2	Building Rules (paragraph 23.1)
Exhibit G	Estoppel Certificate (paragraph 30.1)
Exhibit J	Special Conditions (paragraph 37.2)
Exhibit K	Hazardous Materials Statement
Exhibit L	Acknowledgment of Receipt of Agency Disclosure

39.1. LEASE DATES AND AUTHORITY TO SIGN. The “identification” date of this lease is the        day of August, 2008 (the same date as at the top of Basic Lease Information). The “effective date” on which this lease becomes binding is the date on which the lease has been signed by Lessor, Lessee, and any guarantors. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign. IF LESSEE IS A CORPORATION, A CORPORATE RESOLUTION AUTHORIZING LESSEE TO EXECUTE THIS LEASE IS ATTACHED AS EXHIBIT I. Corporate seals are unnecessary under Texas law.

LESSOR:	LESSEE:

Sutton Blackacre, Ltd., By SDC, Inc., Its General	WhiteGlove House Call Health, Inc.
Partner, By Spertus Investments, L.L.C.
DBA, SDC Properties, Its Agent
Printed name of company or firm (if applicable)	Printed name of company or firm

SHANNON MARTINEZ	ROBERT FABBIO
Printed name of person signing	Printed name of person signing

/s/ SHANNON MARTINEZ	/s/ ROBERT FABBIO
Signature	Signature

PRESIDENT	CEO
Title of person signing (if applicable)	Title of person signing (if applicable)

20 Aug 2000	8/19/08
Date signed (Please initial all pages and exhibits)	Date signed (Please initial all pages and exhibits

EXHIBIT A

FLOOR PLAN OF LESSEE’S LEASED PREMISES

(see paragraph 1.1 of lease)

The parties agree that the floor plan below is a true and correct diagram of the Leased Premises referred to in paragraph 1.1.

Building I, Suite Suite 100

4,006 USF/ 4,727 RSF

EXHIBIT A-1

PARKING GARAGE PLAN FOR BUILDING I

(see paragraph 9.2)

5300 Bee Cave Road, Building I

Diagram below indicates Lessee’s allotted reserved parking spaces.

EXHIBIT B

LEGAL DESCRIPTION OF OFFICE BUILDING

(see paragraph 1.1 of lease)

Condominium Unit 1, 5300 BEE CAVE, and the space encompassed by the boundaries thereof, the limited common elements appurtenant thereto, together with an undivided interest in the general common elements located in and being part of 5300 BEE CAVE, a condominium project in Travis County, Texas, as fully described in and as located, delineated and as defined in the Condominium Declaration of 5300 BEE CAVE, together with the survey plat, by laws and exhibits attached thereto, recorded in Volume 12977, Page 635 and amended in Volume 12998, Page 1262, et seq., of the Real Property Records of Travis County, Texas.

EXHIBIT C

Page One of Two

BUILDING OPERATING EXPENSE PASSTHROUGH CALCULATIONS

(see paragraphs 2.1 and 32.1 of lease)

(a) “ESTIMATED” PRORATA BUILDING OPERATING EXPENSES. On or before the beginning of each calendar year, Lessor shall calculate the estimated Building Operating Expenses for that calendar year, according to the criteria in subparagraph (c) below. One-twelfth of Lessee’s prorata share of estimated Building Operating Expenses which are in excess of any expense stop shall be due on the first of each month as Additional Rent

(b) YEAR-END ADJUSTMENT FOR OVERPAYMENT OR UNDERPAYMENT BY LESSEE BECAUSE OF DIFFERENCES BETWEEN “ESTIMATED” AND “ACTUAL” BUILDING OPERATING EXPENSES. After each calendar year of the lease term and renewal or extension periods, Lessor shall determine the actual Building Operating Expenses for that calendar year. If it is then determined that actual Building Operating Expenses were less than estimated expenses and that Lessee’s monthly payments of estimated expenses over Lessee’s expense stop figure were too much, Lessor shall promptly credit to Lessee the excess amount paid by Lessee. If it is determined that actual Building Operating Expenses were more than estimated expenses and that Lessee’s monthly payments of estimated expenses over Lessee’s expense stop figure were insufficient, Lessor shall invoice Lessee for the amount of Lessee’s underpayment. Payment thereof shall be due upon delivery of invoice to Lessee. Payment may be made prior to or with the next scheduled rental payment, bat not later. The foregoing calculations and adjustments may also be made one or more times during the calendar year, at Lessor’s option.

(c) DEFINITION OF BUILDING OPERATING EXPENSES. Building Operating Expenses for each calendar year shall include: all ad valorem taxes, assessments and related government charges becoming due on the Building and on-site personal property used in operation of the Building in such period; common area electricity; water & wastewater; insurance premiums for fire, extended coverage, vandalism, and liability on the Building and personal property used in Building management; landscape expenses; janitorial expenses; window cleaning; supplies; painting, roof repairs, window replacement, and other maintenance expenses; licenses; permits; advertising; maintenance salaries and bonuses; payroll taxes; management office overhead and management fees; and all other managerial, administrative and operating expenses which are reasonably related to the operation of the Building and utilities serving same. No such category shall include more than 12 months’ worth of expenses. Building Operating Expenses shall also include the Following improvements if amortized over the useful life of such improvements for IRS purposes together with interest at 12% per annum on the unamortized cost: (i) improvements to reduce operating expenses, (ii) improvements required by governmental agencies following completion of the Building, and (iii) carpeting, floor covering, draperies, and wall coverings for the common areas of the Building. Building Operating Expenses shall be calculated on an accrual basis in accordance with generally accepted accounting principles, consistently applied. The word “Building” as referred to above shall include the Building, parking areas, parking garage (if any), and common areas.

Building Operating Expenses shall not include: principal and interest payments on mortgages; depreciation or improvements which IRS requires to be depreciated (except as provided above); expenses of repairing damage of the type normally covered by fire, vandalism, flood, and EC insurance; any expense paid or reimbursed from insurance proceeds; costs of repairing damage for which Lessor is entitled to reimbursement from others; remodeling costs for new or existing tenants; common area improvements or personal property required by other tenants to be made, purchased, or furnished to such tenants; utility and air conditioning or heating costs or other expenses which are separately billed to specific tenants; franchise and income taxes of Lessor; leasing commissions; expenses of marketing vacant space in the Building; legal fees; structural repairs to roof, foundation, and walls; asbestos removal; and installation of sprinklers, fire alarms, and smoke detector systems.

If utilities and taxes included in “Building Operating Expenses” are not payable, billed or otherwise due so as to allow an accurate calculation of said factors annually, then Lessor, in its reasonable discretion, may estimate and prorate said expenses on an annual basis, and said factors shall be properly adjusted by Lessor when they actually become due and payable. Otherwise, expenses must be supported by invoices and actually paid.

EXHIBIT C (cont’d)

Page Two of Two

(d) DEFINITION OF PRORATA SHARE. Lessee’s prorata share of estimated and actual Building Operating Expenses is the percentage result of dividing “Lessee’s rentable area” (which is set Forth in Basic Lease Information #4) by the total rentable area in the entire Building.

(e) DELAY IN IMPLEMENTATION. At Lessor’s option, adjustments may be delayed. Lessor’s delay in implementing such adjustments shall not waive Lessor’s right thereto, and the most recent monthly rental figures shall continue to be paid during such delay. If Lessor delays in timely calculating adjustments, such adjustments shall be retroactive to the respective date on which Lessor had a right to make such adjustment; and such delayed rent adjustments shall become due upon written notice to Lessee.

(f) EXAMINATION OF RECORDS. Upon reasonable notice to Lessor in writing, Lessee may examine or audit Lessor’s accounting records for Building Operating Expenses for the year immediately preceding and other data used in calculating Additional Rents or rent adjustments. Examination or audit of Building Operating Expenses for a particular year may be conducted no later than 120 days after Lessee’s receipt of a reconciliation notice or statement of Building Operating Expenses for that year. If not examined or audited within the 120 day period, such reconciliation shall be deemed as accepted and agreed to by all parties.

(g) CAP ON EXPENSES: Notwithstanding anything herein to the contrary it is agreed that in no event will the Building Operating Expenses be increased by more than 5% on Controllable Expenses in any calender year over the Building Operating Expenses for the preceding year. For the purposes of this Office Lease, Controllable Expenses are described as Operating Expenses which are within the reasonable control of the Lessor, but specifically excluding taxes, utilities, costs associated with providing security, insurance, costs incurred to comply with governmental requirments and wages and salaries affected by the minimum wage.

EXHIBIT D

Page One of Two

ACKNOWLEDGMENT OF LEASE

(TO BE SIGNED AT MOVE-IN)

The undersigned parties acknowledge that the lease described below is in full force and effect and that Lessee has taken possession of the space.

Date of lease:	September 1, 2008

Lessor:	Sutton Blackacre, Ltd.

Lessee:	WhiteGlove House Call Health, Inc.

Building name:	Building I

Suite No.:	Suite 100

Building address:	5300 Bee Cave Road, Building I

City/County/State/Zip:	Austin / Travis / Texas / 78746

Legal description of property:	See Exhibit B of Lease

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above lease are as follows:

Commencement date (month, day, year):

Annual Anniversary date (month, day):

Ending date (month, day, year):

The parties acknowledge that the lease has not been amended or modified and that this acknowledgment may be filed of record with the Texas Secretary of State or the county where the Building is located in order to record (1) Lessee’s possession rights to the Leased Premises, and (2) Lessor’s contractual landlord lien rights over all personal property therein and any security deposit posted by Lessee. The entire lease is hereby affirmed and incorporated herein. The lease will cease to be an encumbrance to Lessor’s title if Lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee’s right of possession has been lawfully terminated.

LESSOR (To be signed at move-in) Sutton Blackacre, Ltd., By SDC, Inc. Its General	LESSEE (To be signed at move-in)
Partner, By Spertus Investments, L.L.C.
DBA, SDC Properties, Its Agent	WhiteGlove House Call Health, Inc.
Printed name of company or firm (if applicable) SHANNON MARTINEZ	Printed name of company or firm (if applicable)
Printed name of person signing	Printed name of person signing
Signature PRESIDENT	Signature
Title of person signing (if applicable)	Title of person signing (if applicable)
Date signed	Date signed

EXHIBIT D (cont’d)

Page Two of Two

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on                                                                 by                                                         on behalf of the above stated LESSOR and in the above stated capacity.

Notary Public for the State of Texas
Printed name of notary
My commission expires

STATE OF TEXAS

COUNTY OF

This instrument was acknowledged before me on                                                        by                                                     on behalf of the above stated LESSEE and in the above stated capacity.

Notary Public for the State of Texas
Printed name of notary
My commission expires

EXHIBIT E

CONSTRUCTION BY LESSOR

(see paragraph 5.1 of lease)

Lessor	Sutton Blackacre, Ltd.

Lessee	WhiteGlove House Call Health. Inc.

Date of lease	June 29, 2006

Leased Premises	Suite 100

Building name / address	Building I / 5300 Bee Cave Road / Austin, Texas 78746

Lessee agrees to lease Suite Suite 100 with the following improvements listed below:

Improvements:

Prior to the Commencment Date of this Lease, Lessor will, at Lessor’s expense:

1.	Repair walls, as needed, and repaint the interior walls of the Premises.

2.	Commerically clean the carpet in the Premises.

3.	Replace any broken or stained celing tile and burned out bulbs or light fixtures.

EXHIBIT F-l

OFFICE BUILDING

PARKING RULES

(see paragraph 9.2 of lease)

It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules and regulations apply to all tenants in the Building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the parking garage, if applicable, and parking areas and for the preservation of good order.

1. TRAFFIC SIGNS. All persons parking in the parking areas and parking garage shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

2. LESSEE EMPLOYEE AND CUSTOMER PARKING. Lessees and their employees and customers X may OR may not park without charge. Lessor reserves the right to utilize any reasonable system by which Building tenants may pay for parking of their guests or customers.

3. TRASH. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the garage floor or parking areas.

4. FLAT TIRES. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of Lessor.

5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-l and 6701g-2 upon compliance with statutory notice.

6. SECURITY. Lessor shall use reasonable diligence in the maintenance of existing lighting in the parking garage or parking areas. Lessor shall have no duty for additional lighting or any security measures in the parking areas, including the parking garage.

7. PARKING OF EMPLOYEE VEHICLES. Lessor may from time to time designate specific areas in which vehicles owned by Lessee and Lessee’s employees, sublessees, assignees, licensees, and concessionaires shall be parked. Lessee shall use best efforts to see that such vehicles are parked in such areas. Upon request by Lessor, Lessee shall furnish Lessor a complete list of license numbers of all vehicles operated by Lessee and the above listed persons. Lessor may charge reasonable parking fees for such vehicles not parked in the designated areas.

8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Lessor’s prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading or unloading. Service and delivery vehicles may be parked in loading zones only when necessary. Notwithstanding anything to the contrary and subject to Lessee’s allotment of parking spaces as described in Basic Lease Information Section 9, Lessee shall be permitted to park fleet vehicles in Lessee’s reserved garage parking spaces and in surface parking spaces at the back (furthest) of the surface parking lot.

9. TIMELY PAYMENT OF PARKING RENT. If applicable, Lessee shall be entitled to monthly parking rights in the parking garage only upon timely payment of the then current monthly parking rent, in advance. Lessee may rent less than the allowed number of spaces. Lessee may rent more than the allowed number of spaces if available in the reasonable judgment of Lessor.

10. CONTROL DEVICES. Lessor reserves the right to install or utilize any reasonable system of entry and exit control devices in marked loading areas.

EXHIBIT F-2

Page One of Three

OFFICE BUILDING RULES

(see paragraphs 9.2 and 23.1 of lease)

LESSEE AGREES TO PROVIDE A COPY OF THESE RULES TO EVERY EMPLOYEE

It is the desire of Lessor to maintain in the Building the highest standard of dignity and good taste consistent with comfort and convenience for all tenants. Any action or condition not meeting this high standard should be reported directly to the building manager. Cooperation by all tenants will be sincerely appreciated. The following rules and regulations apply to all tenants in the Building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Pursuant to paragraph 23.1 of the lease, Lessor reserves the right to rescind these rules, make reasonable modification thereto, and make other reasonable rules and regulations for the safety, care, and cleanliness of the Building and for the preservation of good order.

1. DELIVERIES AND MOVEMENT OF FURNITURE. Movement into or out of the Building of furniture, equipment shall be restricted to hours, stairways, and elevators designated by Lessor. Unless Lessor notifies Lessee otherwise, only the freight elevator may be used for such purposes, and such elevator may be used only during regular business hours without prior approval of Lessor. All such movement and delivery shall be under the supervision of the building manager and carried out in a manner agreed between Lessee and the building manager, by prearrangement. Prearrangement shall include time, method, routing, and any limitations imposed for reasons of safety or nondisturbance of others. The hold harmless and indemnification provisions of paragraph 12.3 shall apply to the foregoing. Lessor may require that movement of furniture or equipment which interferes with normal building traffic shall be made at hours other than normal business hours.

2. OBSTRUCTION OF PASSAGEWAYS. None of the passageways, outside entries, exterior doors, elevators, hallways, or stairways shall be locked or obstructed. No rubbish, trash, litter, or materials of any nature may be emptied or thrown into these areas. These areas may be used only for ingress and egress.

3. DOORS AND DOORLOCKS. When Lessee’s corridor doors are not in use, Lessee shall use its best efforts to keep them closed on all floors where Lessee is a partial tenant on the floor. No additional locks shall be placed on any doors in the Leased Premises without written consent of Lessor. Lessee shall not change, alter, or replace locks provided by Lessor on doors in the Building, except with written permission of the building manager. All necessary keys shall be furnished by Lessor, and Lessor shall be entitled to have a key for every door in the Leased Premises. Lessee shall surrender all keys upon termination of Lessee’s right of occupancy; and at such time, Lessee shall give Lessor the combination to all vaults or combination locks remaining in the Leased Premises after surrender by Lessee.

4. SAFES. Safes and other heavy articles shall be carried onto the Leased Premises only at such times and in such manner as prescribed by Lessor. Lessor shall have the right to specify weight limitations and positioning of safes or other heavy articles. Any damage done to the Building by installation, presence, or removal of a safe or other article owned or controlled by Lessee on the Leased Premises, shall be paid for by Lessee.

5. REMOVAL OF FURNITURE. Removal of furniture or equipment from the Leased Premises shall require presentation of written authorization by an authorized representative of Lessor. Security guards, watchmen, janitors, and other Building employees will have the right to challenge all persons leaving the Building with such items.

6. INSTALLATION AND REPAIR WORK. Lessee shall refer all contractors, contractors’ representatives, and installation technicians who render any service on or to the Leased Premises, to the building manager for approval and supervision before performance of any service. This provision shall apply to all work performed in the Building, including installation of telephones, electrical lines, and other electrical devices where such installation affects the floors, walls, woodwork, trim, windows, ceilings, mechanical equipment, or any other part of the Building. If Lessee desires telephone or other electronic connections, Lessee shall notify Lessor; and Lessor shall then direct installation servicemen as to where and how wires may be introduced. Without such directions, no such installations shall be permitted.

7. HAZARDOUS MATERIALS. Lessee shall not place or install, on the Leased Premises or any part of the Building, any explosive, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous materials without written consent of the building manager. Lessee shall not operate electric space heaters, stoves, engines, or other equipment not typical of an office building without written consent of the building manager.

EXHIBIT F-2 (cont’d)

Page Two of Three

8. ENTRY BY LESSOR. Lessor shall have the right to enter for the purposes set forth in paragraph 9.1 of the lease at all times.

9. PLUMBING. Plumbing fixtures and appliances shall be used only for the purposes for which they were constructed. No sweeping, rubbish, rags, or other unsuitable materials may be thrown or placed in plumbing fixtures or appliances. The cost of any stoppage or damage resulting from negligence or improper use of these fixtures and appliances by Lessee or Lessee’s agents, employees, family, invitees, licensees, or visitors shall be paid for by the Lessee.

10. WINDOWS. Lessee shall not allow windows within the Leased Premises to be opened at any time, except in emergencies. Nothing shall be thrown out of the windows of the Building or down the stairwells or other passages. Lessor reserves the right to cause any or all windows of the Building to be locked, sealed, closed, or otherwise made inoperable, or to install permanent or temporary screens thereon, and to include the cost thereof with the operating expenses of the Building.

11. THEFT AND DAMAGES. Lessor shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the Leased Premises or from the public areas of the Building, regardless of whether such loss occurs when the area is locked against entry. Lessor will not be liable to Lessee, or Lessee’s employees, customers, or invitees for any damages or losses to persons or property caused by other Lessees in the Building or for damages or losses caused by theft, burglary, assault, vandalism, or other crimes. Lessor shall not be liable for personal injury or loss of Lessee’s property from fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosions, or interruption of utilities unless such injury or damage is caused solely by the gross negligence or willful misconduct of Lessor. LESSOR STRONGLY RECOMMENDS THAT LESSEE SECURE LESSEE’S OWN INSURANCE TO PROTECT AGAINST THE ABOVE OCCURRENCES.

12. ANIMALS. No birds, fowl, or animals (except guide dogs for handicapped persons) shall be brought into or kept in or about the Building or common areas.

13. BICYCLES AND OTHER VEHICLES. No bicycles, motorcycles, or similar vehicles shall be allowed in the Building. No trailers or large trucks may be parked in the Building parking areas except for temporary loading or unloading.

14. RESIDENTIAL USE. No sleeping, cooking, clothes cleaning, or laundering is permitted on the Leased Premises without written consent of Lessor.

15. INTOXICATION. Lessor reserves the right to exclude or expel from the Building any person who in the reasonable judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any rules of the Building.

16. DISTURBANCES. Lessee shall not obstruct, disturb, or interfere with the rights of other Lessees or occupants or in any way injure or annoy them. Lessee shall not make any noises by any means which, in the reasonable judgment of Lessor, are likely to disturb other Lessees or occupants of the Building.

17. COMPLIANCE WITH SAFETY AND SANITATION LAWS. Lessee shall comply with all laws relating to fire, safety, and sanitation, and shall comply with any requirements of Lessor’s insurance company with respect to fire prevention, safety standards, and sanitation.

18. CLEANING. Lessee shall not employ any person or persons without written consent of Lessor, for the purpose of cleaning or maintaining of the Leased Premises. Lessee shall cooperate with Lessor’s employees, agents, and cleaning personnel in keeping Lessee’s premises neat and clean. Any special cleaning requested by Lessee and performed by Lessor or Lessor’s employees, agents, or contractors shall be paid for by Lessee.

19. SOLICITING. Canvassing, soliciting, or peddling in the Building is prohibited without written permission of Lessor, and Lessee shall cooperate to prevent same.

20. SIGNS. No signs, fixtures, or notices of any kind may be displayed except by written consent of Lessor. All signs shall conform to the requirements of paragraph 28.1 of the lease.

EXHIBIT F-2 (cont’d)

Page Three of Three

21. NOTICE OF PERSONAL INJURIES OR UTILITY OR MECHANICAL PROBLEMS. Lessee shall give prompt notice to the building manager, to the best of Lessee’s knowledge, of any significant accidents involving injury to persons or property, including plumbing, electrical, heating, air conditioning, stairwell, corridor, and elevator problems and/or personal injury and property damage caused thereby.

22. REQUESTS BY LESSEE. Except in emergencies, requests by Lessee shall be attended to only after written request by Lessee to the building management. Lessor’s employees are not allowed to perform or do anything outside their regular duties unless pursuant to special orders from Lessor. Lessee may not contract with Lessor’s employees for the performance of paid or free services to Lessee. If, at the request of Lessee, Lessor or Lessor’s agents furnish services, goods, labor, or material to Lessee which are not required to be furnished by Lessor under this lease, Lessee shall pay for same upon delivery of a written statement therefor to Lessee.

23. BUILDING ACCESS. Anyone who does not reasonably satisfy a building security guard (if any) that he has a right to enter the Building may be excluded by the guard. Lessor shall not be liable for damages for any good faith error with regard to admission or exclusion from the Building of any person. In case of fire, destruction, invasion, mob, riot, or other commotion, Lessor reserves the right to prevent access to the Building by closing the doors or otherwise.

24. REQUEST FOR EXTRA AIR CONDITIONING. Since electricity is separately metered to the Leased Premises, Lessee shall be able to utilize heating or air conditioning at any time.

25. LEASE PROVISIONS REGARDING LESSEE’S CONDUCT. Lessee shall comply with all the provisions of paragraph 9.2 regarding parking and paragraph 10.1 regarding occupancy, nuisance, and hazards.

26. ELEVATORS. Lessor shall not be liable for damages from stoppage of elevators for repair, service, or improvements. Nor shall Lessor be liable for delays of any duration in connection with elevator repair, service, or improvements.

27. SMOKING. This is a non-smoking Building; smoking is not permitted anywhere inside the Building.

28. ICE, SLEET, SNOW, OR WATER. Lessor shall have no duty to remove, in whole or in part, ice, sleet, snow, or water from parking lots, walkways, sidewalks, or stairs, regardless whether they are covered, uncovered, inside, or outside of Buildings. At Lessor’s option, Lessor may remove such ice, sleet, snow, or water at any time, in whole or in part, with or without notice to anyone.

EXHIBIT G

Page One of Two

This form is not to be executed at time of lease execution.

ESTOPPEL CERTIFICATE

(see paragraph 30.1 of lease)

The purpose of this certificate is to confirm the current status of matters relating to the lease described below. It is for the benefit of the owner or prospective purchaser or mortgagee of the Building in which the Leased Premises are located.

1. The undersigned is the Lessee under a lease between                                                  , as Lessor, and                                     , as Lessee, dated                                  on Leased Premises locally known as the                              building and located at                         , in                                 , Texas. A copy of the fully executed lease and any amendments or modifications thereto are attached. There are no other modifications or amendments to the above described lease. The dates of any amendments or modifications are: (put “none” if inapplicable)                                                                  .

2. There are no unfulfilled written or verbal promises, representations, or warranties by Lessor.

3. There are no subleases of the Leased Premises or any portions thereof.

4. The lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. Lessor is not in default. Lessee agrees to give notice of any Lessor default to any purchaser or lender making written requests to Lessee for same.

5. Except for rents (if any) which may be due under the lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Lessee to Lessor under the lease other than the following:

6. The amount of security deposit currently posted by Lessee with Lessor is $                      in the form of ( ) cash or ( ) an irrevocable, unconditional letter of credit issued by                                      in favor of Lessor which is still valid.

7. Lessee acknowledges that the space being leased consists of                      rentable square feet according to the lease, that the improvements to be constructed by Lessor have been satisfactorily completed, that the lease space has been accepted by Lessee, that Lessee now occupies the lease space, and that the commencement date for the lease term was                                                      .

8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the lease) through the last day of the month in which this estoppel certificate has been executed.

9. There are no known offsets or credits against rentals except as expressly provided by the terms of the lease. There is no known right of rescission and no known defense to Lessee’s future obligations to pay the specified rentals at the times and in accordance with the lease terms. Lessee has not received any concession (rental or otherwise) or similar compensation not expressed in the lease which is presently in effect.

10. Lessee has no options or rights of refusal regarding the Leased Premises or Additional Rental space other than as set out in the lease.

11. Lessee has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

EXHIBIT G

Page Two of Two

12. Lessee agrees to furnish Lessor with estoppel letters on this form within 10 days (stating the then-current facts) after written request by Lessor or subsequent owners of the Building.

13. Lessee acknowledges that, upon 10 days’ prior written request of Lessor’s mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Lessee shall attorn to the mortgage or foreclosure purchaser by recognizing such new owner as Lessor under the lease provided that such purchaser shall recognize the rights of tenant under the lease as long as tenant is not in default. The agreement of Lessee to attorn shall survive any foreclosure sale or deed in lieu of foreclosure. Lessee shall, upon 10 days’ written notice from Lessor’s mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to Lessor’s mortgagee all instruments and certificates that in the reasonable judgment of Lessor’s mortgagee may be necessary or proper to confirm such attornment.

14. Lessee acknowledges that this estoppel certificate and the statements therein may be conclusively relied upon by Lessor and by any prospective purchaser or lien holder of the Leased Premises.

15. The form of this estoppel certificate may vary, depending on lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable requests by lenders or purchasers.

16. This agreement shall be binding upon and shall inure to the benefit of the Lessor, any present or future mortgagee, any prospective buyer or master Lessee of the property, and their successors and assigns.

Dated this                      day of                                      , 20      .

LESSEE

By

Printed name of signatory

Title

EXHIBIT H

Intentionally Deleted

EXHIBIT I

CERTIFICATE OF CORPORATE RESOLUTION

AUTHORIZING LEASE OR GUARANTY

(see paragraphs 37.1 and 39.1 of lease)

The undersigned, as secretary of the corporation named below, certifies that at a special meeting of the board of directors of the corporation, duly called and held on the          day of                     , 20    , at which a quorum of the directors were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

RESOLVED that the president or the vice president of the corporation shall be authorized to execute a lease for Leased Premises on behalf of the corporation and/or to guarantee performance of a lease for Leased Premises, described below:

Date of lease:

Lessor:	Sutton Blackacre, Ltd.

Lessee:

Guarantor, if any (not Lessee’s name):

Building name:	Building I

Suite No.:	100

Building address:	5300 Bee Cave Road

City/County/State/Zip:	Austin / Travis / Texas / 78746

RESOLVED FURTHER, that the president or vice president is authorized on behalf of the Corporation to execute and deliver to the Lessor all instruments reasonably necessary for the lease. Lessor is entitled to rely upon the above resolutions until the board of directors of the corporation revokes or alters same in written form, certified by the secretary of the corporation, and delivers same, certified mail, return receipt requested, to the Lessor. The corporation is duly organized and is in good standing under the laws of the State of                                                          , and there are no proceedings pending to forfeit the corporation’s charter or right to do business in Texas. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the corporation were as follows:

President
Vice President
Secretary
Treasurer

WITNESS MY HAND this 20th day of August, 2008

WHITEGLOVE HOUSE CALL HEALTH, INC.
Typed name of corporation

/s/ Robert Fabbio
Signature of secretary of corporation,

Robert Fabbio
Printed name of secretary

STATE OF TEXAS

COUNTY OF TRAVIS

This instrument was acknowledged before me on August 20, 2008 by Robert Fabbio on behalf of the above corporation and in the above stated capacity.

[SEAL]	Notary Public for the State of Texas Printed name of notary Suzanne M. Lawlor My commission expires 6/11/11

EXHIBIT J

SPECIAL CONDITIONS

(see special conditions paragraph 37.1 of lease)

The following special conditions shall apply to this lease and shall prevail on any other provisions to the contrary.

FINANCIAL STATEMENTS/CONSUMER CREDIT REPORT. Prior to execution of this lease Lessee shall furnish to Lessor a financial statement of Lessee’s condition and/or a Consumer Credit Report in a reasonably satisfactory form. All financial statements and/or credit reports shall be originally signed and dated by Lessee or Lessee’s agent and be current within 90 days.

EXHIBIT K

HAZARDOUS MATERIALS STATEMENT

Various materials utilized in the construction of any improvements to the property or in the use thereof, past or present, may contain materials that have been or may in the future be determined to be hazardous. For example, some electrical transformers and other electrical components can contain PCBs, and asbestos may have been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor tiles and plaster. Such substances may be present on or in soils, underground water, building components or other portions of the Leased Premises in areas that may or may not be accessible or noticeable.

Current federal, state and local laws and regulations may require the clean-up of such hazardous or undesirable materials.

Lessor, real estate brokers, and leasing agents in this transaction have no expertise with respect to hazardous materials and have not made, nor will any of their statements constitute representations, either express or implied, regarding the existence or nonexistence of hazardous materials in or on the Leased Premises.

EXHIBIT L

Approved by the Texas Real Estate Commission for Voluntary Use

Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.

Information About Brokerage Services

Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are as prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner’s agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer’s agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly.

IF THE BROKER REPRESENTS THE OWNER:

The broker becomes the owner’s agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of subagency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner’s agent anything the buyer would not want the owner to know because an owner’s agent must disclose to the owner any material information known to the agent.

IF THE BROKER REPRESENTS THE BUYER:

The broker becomes the buyer’s agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer’s agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer’s agent anything the owner would not want the buyer to know because a buyer’s agent must disclose to the buyer any material information known to the agent.

IF THE BROKER ACTS AS AN INTERMEDIARY:

A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker’s obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction:

(1) shall treat all parties honestly;

(2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner;

(3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and

(4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property.

With the parties’ consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instruction so one party and another person who is licensed under that Act and associated with the broker to communicate with an carry out instruction of the other party.

If you choose to have a broker represent you,

you should enter into a written agreement with the broker that clearly establishes the broker’s obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding.

Real estate licensee asks that you acknowledge receipt of this information about brokerage services for the licensee’s records.

/s/ Robert A. Fabbio	8/19/08
Lessee signature	Date

Texas Real Estate Brokers and Salesmen are licensed and regulated by the Texas Real Estate Commission (TREC). If you have a question or complaint regarding a real estate licensee, you should contact TREC at P.O. Box 12188, Austin, Texas 78711-2188 or 512-465-3960.

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) is made and entered in this 6th day of November, 2009 by and between Sutton Blackacre, Ltd (“Lessor”) and WhiteGlove House Call Health, Inc., a Texas corporation (“Lessee”).

RECITALS

A.	Lessor and Lessee entered into that certain Office Lease dated August 20, 2008 (the “Lease”) pursuant to which Lessor leased to Lessee certain space located in the office building commonly known as 5300 Bee Cave Road, Building I, Austin, Texas.

B.	Lessor and Lessee desire to execute this First Amendment to amend the Lease to extend the Lease Term, expand the Leased Premises, amend the Base Rent and amend parking allowances.

NOW THEREFORE, the parties agree as follows:

1. Except as otherwise expressly set forth herein, capitalized terms in this Amendment shall have the same meaning as in the Lease.

2. The Leased Premises is amended to consist of Suites 100 and 200 in the Building and Exhibit A attached hereto shall replace Exhibit A to the Lease.

3. Lessee’s “Rentable Square Footage” as stated in Section 4 of the Basic Lease information and “rentable area” as state in Paragraph 1.4 of the Lease shall be amended to 9,520 Rentable Square Feet. Lessee’s prorata share is 63.46%.

4. The Expiration Date as stated in Section 6 of the Basic Lease Information and Paragraph 4.1 of the Lease is changed to November 30, 2011.

5. The “Base Rent” in Section 7 of the Basic Lease Information and Paragraph 2.1 of the Lease shall be amended to read as follows:

Term	Monthly Rent
1 Dec 2009 - 30 Jun 2010	$7,606.33	($19psf	)
1 July 2010 - 30 Nov 2011	$15,073.33	($19psf	)

6. On the Effective Date, Section 9 of the Basic Lease Information of the Lease is amended as follows:

Number of Reserved Garage Spaces: 12

Exhibit A-1 attached hereto shall replace Exhibit A-1 to the Lease.

7. Lessee will have an option to extend the Lease Term by one additional year (twelve months) at a Base Rent of $20 per square foot. Notification of intent to exercise this option from Lessee to Lessor will be required no later than April 1, 2011.

8. Upon the execution of this First Amendment, Lessee will issue to Spersibs, LP 20,400 shares of Lessee’s Series B-1 Convertible Preferred Stock.

9. Upon the execution of this First Amendment, Lessee will deposit with Lessor additional security deposit equal to one months rent on the expansion space ($7,467.00). Upon such additional deposit, the total security deposit is $31,102.00.

10. Lessor agrees to pay legal fees not to exceed $2,000 incurred by Lessee related to the issuance of the 20,400 shares of Lessee’s Series B-1 Convertible Preferred Stock.

11. Tenant accepts the Leased Premises in their “AS IS, WHERE IS” CONDITION”.

12. Except as modified herein, the Lease is ratified and confirmed in all respects. The provisions of this First Amendment shall prevail over any conflicting provisions in the Lease.

IN WITNESS WHEREOF, the parties have executed this First Amendment on the date first above written to be effective on December 1, 2009 (the “Effective Date”).

Lessor Sutton Blackacre, Ltd.		Lessee WhiteGlove House Call Health, Inc.
By:	SDC, Inc., its General Partner
By:	Spertus Investments, LLC, its Agent

By:	/s/ Shannon Martinez	By:	/s/ William J. Kerley
Shannon Martinez, President

Date:	10 Nov 09	Date:	11-6-2009

2

BUILDING L 2ND FLOOR
41 SF

Exhibit A
(page 2 of 2)

November 16, 2010

WhiteGlove House Call Health, Inc.

5300 Bee Cave Road, Building 1, Suite 100

Austin, Texas 78746

Attn:	Bill Kerley

RE:	Office Lease dated August 18, 2008 between Sutton Blackacre, Ltd., a Texas limited partnership (“Lessor”) and WhiteGlove House Call Health, Inc., a Texas corporation (“Lessee”), as amended by First Amendment to Lease dated to be effective December 1, 2009 (collectively, the “Lease”) in connection with the premises located at 5300 Bee Cave Road, Building 1, Suite 100 and 200, Austin, Texas 78746 (“Leased Premises”)

Dear Bill:

In connection with the Lease, Lessor is leasing to Lessee certain pieces of office-related modular furniture and related equipment owned by Lessor [which office furniture is more particularly described in Exhibit A attached] (“Leased Furniture”).

Lessee has purchased and/or acquired additional modular furniture pieces and equipment that fit together with the Leased Furniture (“Additional Furniture”) and Lessee desires to reconfigure all or portions of the Leased Furniture with the Additional Furniture and change the location of same within the Leased Premises.

Lessor agrees to such reconfiguration of the Leased Furniture expressly conditioned upon the agreement regarding the disposition of the Leased Furniture at the end of the Lease term set forth below:

1. The parties hereby agree that on or before the expiration date or earlier termination of the Lease in accordance with the terms of the Lease, Lessee, at Lessee’s sole cost, will restore the Leased Furniture to its original state and location (as of the commencement date of the Lease for Suite 200) within the Leased Premises and shall remove the Additional Furniture. Lessee’s failure to comply with this Paragraph 1 shall be treated as a default under the terms of the Lease.

2. On or before sixty (60) days prior to the expiration date of the Lease, Lessor and Lessee agree to discuss Lessor purchasing the Additional Furniture from Lessee or Lessee purchasing the Leased Furniture from Lessor at such price and on such terms as they may agree upon. If the parties are not able to agree upon the purchase and sale described in the prior sentence, Lessee shall fully comply with the terms of the Paragraph 1 above.

November 16, 2010

Very truly yours,

Sutton Blackacre, Ltd., a Texas limited partnership

By:	SDC, Inc., a Texas Corporation, its general partner

	By:	Spertus Investments, L.L.C., a Texas limited liability company, its agent

		By:	/s/ Shannon Martinez
Shannon Martinez, President

Lessee acknowledges and agrees to the terms and conditions set forth above relating to the disposition of the Leased Furniture.

WHITEGLOVE HOUSE CALL HEALTH, INC., a Texas corporation

By:	/s/ William J. Kerley
Name:	William J. Kerley
Title:	CFO

2

Exhibit A - Inventory of Building Owned Cubicles

Inventory List for current 14 used Herman Miller workstations in Whiteglove space, suite 200

Note: This product is AO1 Non Electrified Panels

Qty	Size	Description

Panels

10	24w x 34h	Fabric Panel
8	36w x 34h	Fabric Panel
8	48w x 34h	Fabric Panel
24	24w x 64h	Fabric Panel
8	36w x 64h	Fabric Panel
37	48w x 64h	Fabric Panel

Connectors

16	34”	Straight Line Connector
2	34”	Two Way Connector
24	62”	Straight Line Connector
19	62”	Two Way Connector
8	62”	Three Way Connector
2	62”	Four Way Connector
2	34”	End Cap
14	62”	End Cap

Components

16	24 x 24	Worksurface - Nebula Laminate
16	24 x 36	Worksurface - Nebula Laminate
6	24 x 48	Worksurface - Nebula Laminate
14	24 x 48	Corner Worksurface - Nebula Laminate
28	6/6/12	Storage Pedestal
14	24”	Overhead Storage Bin

Cimarron Office Productions – 1503 Bridgeway Dr., Austin, TX 78704 (512) 626 - 9337

Exhibit B - Layout & Placement of Building Owned Cubicles

Whiteglove House Call Health - Existing layout as of 11/15/2010

All workstations are Herman Miller A02 Non-Electrified, approximately 12 to 15 yrs old.

9x9
9x9
9x9
9x9
9x9
9x9
9x9
9x9
8x8
8x8
8x8
8x8
8x8
8x8

Cimarron Office
Productions

Exhibit C - Layout and Placement of Building Owned & Tenant Owned Cubicles when combined

After Recording, Return To: ViewPoint Bank – MSC 120 Commercial Real Estate Lending 1309 W. 15th Street, Suite 210 Piano, TX 75075	[STAMP]	(Loan Name)

SUBORDINATION, NON-DISTURBANCE AND

ATTORNMENT AGREEMENT

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) has been executed to be effective as of the             day of                     , 2010, by and between the following:

I.

Parties.

1. VIEWPOINT BANK, a federal savings bank, with an address of 1309 W. 15th Street, Suite 210, Piano, Texas 75075 (“Lender”);

2. 5300 BC, LLC, a Texas limited liability company with an address of 301 Lavaca Street, Suite 100, Austin, Texas 78701 (“Landlord”); and

3. WHITEGLOVE HOUSE CALL HEALTH, INC., a Texas corporation with an address of 5300 Bee Cave Road, Building I, Suite 100, Austin, Texas 78746 (“Tenant”).

II.

Recitations.

1. Lender is now or will become the owner and holder of a deed of trust (hereinafter called the “Deed of Trust”) encumbering the real property described in Exhibit “A” attached hereto and made a part hereof for all purposes (the “Property”), which Deed of Trust secures the payment of a promissory note payable by Landlord to the order of Lender (the “Note”);

2. Landlord has leased or intends to lease the portion of the Property described in Exhibit “B” attached hereto and made a part hereof for all purposes (the “Premises”) to Tenant pursuant to that certain Lease Agreement dated August 20, 2008, as amended to date, executed by and between Landlord and Tenant (the “Lease”); and

3. Landlord, Tenant and Lender desire to confirm their understanding with respect to the Lease and the Deed of Trust.

NOW, THEREFORE, in consideration of the premises, covenants, conditions, provisions and agreements set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, Lender, Tenant and Landlord do hereby mutually represent, acknowledge, covenant and agree as follows:

1. Subordination. Tenant hereby subordinates in all respects and at all times its interests in the Premises under and pursuant to the Lease to the lien of the Deed of Trust and all renewals, modifications and extensions thereof, subject to the terms and conditions set forth in this Agreement. The terms and provisions of the Deed of Trust are deemed to be amended to fully incorporate all terms and provisions of this Agreement.

2. Non-disturbance. So long as Tenant is not in default (beyond any period(s) provided to Tenant under the Lease to cure such default) in: (i) the payment of any monetary obligation under the Lease, or (ii) the performance of any other material terms, covenants or conditions with which Tenant is obligated to comply pursuant to the Lease, then:

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 1

(a) Tenant’s sole right of possession to the Premises shall not be terminated, affected or disturbed by Lender or any purchaser or subsequent owner of the Premises in the exercise of any of Lender’s rights under the Deed of Trust or the Note; nor shall Tenant be named as a party defendant to any foreclosure of the lien of the Deed of Trust, nor in any other way be deprived of its rights under the Lease except in accordance with the terms of the Lease; and

(b) In the event Lender succeeds to the interest of Landlord under the Lease, the Lease shall not be terminated or affected thereby, and any sale or other transfer of the Premises by Lender or pursuant to the judgment of any court in an action to enforce the remedies provided for in the Deed of Trust shall be made subject to the Lease and the rights of Tenant thereunder.

3. Recognition and Attornment. If Lender succeeds to the interest of Landlord under the Lease, the Lease and all terms therein and the rights of Tenant thereunder shall continue in full force and effect and shall not be altered, terminated, disaffirmed or disturbed. Tenant and Lender shall be bound to each other under all of the terms, covenants and conditions of the Lease for the balance of the term thereof (including all renewal terms, the “Term”) with the same force and effect as if Lender were the landlord under the Lease. In such event, Tenant shall attorn to Lender as its landlord immediately upon receipt of written notice from Lender that Lender has succeeded to the interest and assumed the future obligations of Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any other instruments on the part of Lender or Tenant. Upon receipt by Tenant of such notice from Lender, Tenant shall make all payments due by Tenant under the Lease to Lender or as Lender may in writing direct and Tenant shall thereafter be relieved from any further obligations to remit rental or any other monetary sum to Landlord. The respective rights and obligations of Tenant and Lender upon such attornment, to the extent of the then-remaining balance of the Term, shall be and are the same as are then set forth in the Lease between Tenant and Landlord.

4. Rights Under the Lease. If Lender shall: (i) succeed to the interest of Landlord in and to the Premises or under the Lease, or (ii) enter into possession of the Premises under circumstances described in Paragraph 5 below, Lender shall be bound to the Tenant under all of the terms, covenants and conditions of the Lease. Tenant shall, from and after Lender’s succession to the interest of Landlord in and to the Premises or under the Lease or entry into possession of the Premises, as the case may be, have the same remedies against Lender for the breach of any provision contained in the Lease that Tenant might have had under the Lease against Landlord if Lender had not succeeded to the interests of Landlord in and to the Premises or under the Lease or entered into possession of the Premises, as the case may be; provided further, however, that Lender shall not be:

(a) liable for any acts or omissions of any prior landlord (including, but not limited to, Landlord), except that Lender shall be required to cure any continuing defaults;

(b) subject to any offsets, deductions or defenses which Tenant might have arising out of acts or omissions of any prior landlord (including, but not limited to, Landlord), except for the right to recapture from rent any reasonable amounts expended by Tenant to cure a default of the prior landlord as to which Lender has received notice and which Lender is required to cure upon succeeding to the interest of Landlord;

(c) liable to Tenant for any security deposit under the Lease not actually transferred and paid over to Lender; or

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 2

(d) obligated to give Tenant a credit for and/or acknowledge any rent or other charges paid by Tenant under the Lease more than thirty (30) days in advance of the due date therefor to the extent same are attributable to the period beginning after the effective date of notice from Lender to Tenant regarding Lender’s succeeding to the Landlord’s interest under the Lease.

Additionally, in the event of Lender’s succession to Landlord’s Interest in and to the Premises or under the Lease, or entry into possession of the Premises as provided in Paragraph 5 below, Tenant shall be bound to Lender, as landlord, under all of the terms, covenants and conditions of the Lease, and Lender, as Landlord, shall, from and after Lender’s succession to the interest of Landlord under the Lease or entry into possession of the Premises, as the case may be, have the same rights and remedies against Tenant for the breach of any provision contained in the Lease that Landlord might have had under the Lease against Tenant if Lender had not succeeded to the interests of Landlord in and to the Premises or under the Lease or entered into possession of the Premises, as the case may be.

5. Collection of Rents and/or Possession of the Premises by Lender. The Deed of Trust provides that, under certain conditions, Lender shall be entitled to collect, receive and demand payment of any and all rents due on and under the Lease. Upon receipt by Tenant of a notice from Lender that Lender, in accordance with the terms and conditions of the Deed of Trust, is entitled to collect, receive and demand payment of any and all rents due on and under the Lease, Tenant shall make all payments of monetary obligations due by Tenant under the Lease to Lender or as Lender may in writing direct, and Tenant shall thereafter be relieved from any further obligations to remit rental or any other sums to Landlord. Additionally, in the event that Lender, acting either in its own behalf or by and through an agent, shall enter into possession of the Premises as mortgagee-in-possession or otherwise in accordance with its rights under the Deed of Trust, but has not at such time acquired the interest of the Landlord in and to the Premises or under the Lease, the Lease and all terms therein, and the rights of Tenant thereunder, shall continue in full force and effect and shall not be altered, terminated or disturbed, except in accordance with the terms of the Lease, and Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the Term with the same force and effect as if Lender were the landlord under the Lease. In such event, Tenant shall attorn to Lender as its landlord, such attornment to be effected and self-operative without the execution of any other instruments on the part of Lender or Tenant immediately upon Lender entering into possession of the Premises and providing Tenant with written notice thereof. Upon receipt by Tenant of such notice from Lender, Tenant shall make all payments and monetary obligations due by Tenant under the Lease to Lender or as Lender may in writing direct and Tenant shall thereafter be relieved from any further obligations to remit rental or any other sums to Landlord. The respective rights and obligations of Tenant and Lender upon such attornment, to the extent of the then remaining balance of the Term, shall be and are the same as are then in existence as set forth in the Lease. The provisions of this Paragraph 5 with respect to entry of Lender into possession of the Premises shall apply only to Lender or any other holder of the Deed of Trust who has given prior written notice to Tenant of its ownership of the Deed of Trust and its mailing address.

6. Notice and Opportunity to Cure Landlord Default. Tenant shall notify Lender in writing of the occurrence of any default by Landlord and shall permit Lender a period of thirty (30) days from the date of such notice (“Cure Period”) in which to cure such default prior to proceeding to exercise any of the rights or remedies of Tenant under the Lease.

7. Persons Other Than Lender. The recognition, non-disturbance and other covenants herein made by Lender for the benefit of Tenant shall be binding upon all persons and entities other than Lender who may acquire the interest of Landlord in the Premises and/or the Lease as a result of foreclosure of the Deed of Trust, or any other proceeding(s) to enforce the rights of Lender including any sale, assignment or transfer of the Premises and/or the Lease after Lender has succeeded to the interest of Landlord under the Lease, and Lender shall cause any such person, by acceptance of a deed to the Premises and/or an assignment of the Lease, to expressly assume such covenants. Any such person

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 3

acquiring the Premises and/or the Lease, whether by foreclosure, other enforcement of the rights of Lender or by sale or assignment after Lender has succeeded to the interest of Landlord under the Lease, shall be entitled to and shall succeed to all right, powers, benefits and remedies of Lender under this Agreement, and Tenant shall be obligated to any such party to the same extent it would have been obligated to Lender hereunder if Lender had retained its interest in the Premises and/or the Lease. Tenant shall attorn to any such party acquiring the interest of Landlord in the Premises and/or the Lease from Lender as its landlord, which attornment shall have the same force and effect as the attornment to be made by Tenant to Lender pursuant to the terms and conditions of Paragraph 3 above. Lender shall not be liable under the Lease, or for any acts or omissions of any subsequent landlord, after the conveyance of Lender’s interest as landlord to another person or entity expressly assuming Lender’s obligations as landlord.

8. Succession in Interest. For purposes of this Agreement, Lender will be deemed to have succeeded to the interest of Landlord under the Lease upon: (i) the transfer of title to the Premises to Lender, whether by virtue of foreclosure, sale or transfer in lieu of foreclosure, or pursuant to the exercise of any rights and remedies under the Deed of Trust or otherwise, or (ii) the occurrence of any other event as a result of which Lender may acquire the right, title and interest of Landlord in and to the Lease or the Premises.

9. Incorporation of Lease. For purposes of this Agreement, the term “Lease” shall mean and include the Lease, together with all valid present and future addenda, supplements, modifications and amendments to the Lease, and all rights, privileges and options granted therein or pursuant thereto. The Lease is incorporated into this Agreement for all purposes.

10. Notices. Any notice or document required or permitted to be delivered hereunder shall be sent by hand delivery or by United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the appropriate party hereto at the address first above written, or at such other address as said party may have hereafter specified by written notice. Notices shall be deemed delivered three (3) days after being deposited in the U.S. Mail pursuant to this paragraph or upon actual receipt, whichever occurs first.

11. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns as well as all subsequent owners of the Premises. For purposes of this Agreement, all references herein to “Lender” shall be deemed to also include any subsequent holder of the Deed of Trust who has given written notice to Tenant of its ownership of the Deed of Trust and has furnished to Tenant its mailing address and/or any other person succeeding to title to the Premises and/or the Lease encumbered by the Deed of Trust or any part thereof and who claims by, through or under Lender, whether by virtue of foreclosure, or sale or transfer in lieu of foreclosure, or pursuant to the exercise of any rights and remedies under the Deed of Trust or otherwise.

12. Attorneys’ Fees. In the event any legal action or proceeding is commenced to interpret or enforce the terms of or obligations arising out of this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys’ fees, costs and expenses incurred by the prevailing party as shall be pled and proven by such party and awarded by a court of competent jurisdiction.

13. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 4

14. Headings. The headings of this Agreement are for convenience of reference only.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above-written.

[Remainder of page intentionally left blank]

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 5

LANDLORD SIGNATURE/NOTARY PAGE

LANDLORD:

5300 BC, LLC,

a Texas limited liability company

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on the              day of                     , 2010, by                             ,                              of                             , a                             , on behalf of said                             .

Notary Public, State of Texas

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 6

TENANT SIGNATURE/NOTARY PAGE

TENANT:

WHITEGLOVE HOUSE CALL HEALTH, INC.,

a Texas corporation,

By:
Name:
Title:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the              day of                     , 2010, by                             ,                              of                             , a                             , on behalf of said                             .

Notary Public, State of

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 7

LENDER SIGNATURE/NOTARY PAGE

LENDER:

VIEWPOINT BANK,

a federal savings bank

By:
Patrick Ramsier,
Senior Vice President, Chief CRE Officer

STATE OF TEXAS	§
§
COUNTY OF COLLIN	§

This instrument was acknowledged before me on the              day of                     , 2010, by Patrick Ramsier, Senior Vice President/Chief CRE Officer of VIEWPOINT BANK, a federal savings bank, on behalf of said bank.

Notary Public, State of Texas

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT – Page 8

EXHIBIT “A”

Legal Description of Property Encumbered by Deed of Trust

EXHIBIT “A” – Page Solo

EXHIBIT “B”

Description of Leased Premises

The unit of the Property containing approximately 9,520 square feet in area (measured by calculating lengths and widths to the exterior of outside walls and to the center of interior walls), being known as Suite 100 & 200, Building I, 5300 Bee Cave Road, Austin, Travis County, Texas 78746.

EXHIBIT “B” – Page Solo

[STAMP]

ESTOPPEL CERTIFICATE

Lender:	ViewPoint Bank 1309 W. 15th Street, Suite 210 Plano, Texas 75075

Landlord/Lessor:	Sutton Blackacre, Ltd. 5300 Bee Cave Road, Building I, Suite 220 Austin, Texas 78746 (“Landlord”)

Tenant/Lessee:	WhiteGlove House Call Health, Inc. 5300 Bee Cave Road, Building I, Suite 100 & 200 Austin, Texas 78746 (“Tenant”)

Leased Premises:	5300 Bee Cave Road, Building I, Suite 100 & 200, Austin, Texas 78746, as more particularly described in the Lease (the “Leased Premises”).

Lease:	The lease of the Leased Premises, dated August 20, 2008, between Landlord and Tenant, as amended to date (the “Lease”).

Date:	November , 2010.

Tenant hereby certifies to Lender and agrees as follows, recognizing that Lender will rely on the information contained herein:

1. Tenant is the tenant/lessee under the Lease. Attached hereto as Exhibit A is a true, correct and complete copy of the Lease, including any amendments thereto.

2. The Lease is in full force and effect and has not been amended, modified or supplemented (except as specifically set forth in attached Exhibit A), and constitutes the entire agreement between Landlord and Tenant with respect to the Leased Premises. There are no other agreements between Landlord and Tenant with respect to the Leased Premises.

3. Neither Landlord nor Tenant is in default under the Lease. There are no defenses, offsets, claims or counterclaims by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease.

4. Tenant has not received any notice of and is not aware of any transfer, assignment, hypothecation or pledge by Landlord of any of Landlord’s interest in the Lease, except to Lender.

5. The monthly base or minimum rent due under the Lease is $15.073.33 and has been paid through                     , 20    , and all additional rent due under the Lease has been paid through December 31, 2009.

ViewPoint Bank/ / Estoppel Certificate ( )	Page 1

6. There are no actions, voluntary or otherwise, pending or, to the best knowledge of Tenant, threatened against Tenant under bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

7. Tenant has accepted possession, and taken occupancy of, the Leased Premises; the term of the Lease has commenced; Tenant has commenced the payment of rent for all of the Leased Premises; and the expiration date of the Lease is November 30, 2011.

8. All work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by Tenant, and all reimbursements and/or allowances due to Tenant under the Lease in connection with any work performed by Landlord and/or by Tenant have been paid or credited in full.

9. Tenant acknowledges and agrees that the Lease is and shall be subject and subordinate to Lender’s mortgage/deed of trust. So long as Tenant is not in default beyond any applicable notice or cure period under the Lease, neither Lender nor any Acquiring Party (hereinafter defined) shall disturb the interest of Tenant under the Lease.

10. Tenant agrees that, in the event Lender or any other party becomes the owner of the Leased Premises by foreclosure of Lender’s mortgage/deed of trust or deed in lieu thereof, Tenant will attorn to and recognize such party (the “Acquiring Party”) as the landlord/lessor under the Lease.

11. No Acquiring Party shall be (i) liable for any act or omission of any prior landlord/lessor, (ii) subject to any offsets or defenses that Tenant has against any prior landlord/lessor, (iii) bound by any rent or additional rent that Tenant might have paid more than one (1) month in advance of the date the same was due under the Lease, or (iv) liable to Tenant beyond the Acquiring Party’s interest in the Leased Premises.

TENANT/LESSEE:

WhiteGlove House Call Health, Inc.

By
Name
Title

ViewPoint Bank/ / Estoppel Certificate ( )	Page 2